                                                                   EXHIBIT 99.g6

                 CUSTODIAN AND INVESTMENT ACCOUNTING AGREEMENT

     THIS  AGREEMENT is made effective the 27th day of May, 2005, by and between the issuers of the portfolios listed on the attached  Schedule 1 ("FUNDS"),  and
STATE STREET BANK AND TRUST  COMPANY,  a  Massachusetts  trust  company  ("STATE
STREET"),

                                   WITNESSETH:

     WHEREAS, Funds are authorized to issue shares in separate series, with each such series  representing  interests in a separate  portfolio of securities  and other assets; and

     WHEREAS,  Funds  intend that this  Agreement be  applicable  to each of its series which are listed on Schedule 1 ("Portfolio(s)");

     NOW  THEREFORE,  in  consideration  of the mutual  covenants and agreements hereinafter contained, the parties hereto agree as follows:

SECTION 1  APPOINTMENT  OF STATE STREET AS  CUSTODIAN  AND  RECORDKEEPER.  Funds
hereby  appoint State Street as the  custodian of the assets of the  Portfolios, including securities that Funds, on behalf of each applicable Portfolio,  desire to be held in places  within  the  United  States  ("DOMESTIC  SECURITIES")  and securities  that Funds  desire to be held  outside the United  States  ("FOREIGN
SECURITIES").  Funds, on behalf of the  Portfolio(s),  agree to deliver to State
Street all  securities and cash of the  Portfolios,  and all payments of income, payments of  principal or capital  distributions  received by it with respect to all  securities  owned  by the  Portfolio(s)  from  time to  time,  and the cash consideration  received  by it for such new or  treasury  shares  of  beneficial interest of Funds representing  interests in the Portfolios ("SHARES") as may be issued or sold from time to time.  State Street shall not be responsible for any property  held or received by Funds or a Portfolio  and not  delivered  to State
Street.

Upon  receipt  of  "PROPER  INSTRUCTIONS"  (as such term is defined in Section 6 hereof),  State Street shall on behalf of the applicable  Portfolio(s) from time to time appoint one or more  sub-custodians  located in the United  States,  but only in accordance with an applicable vote by the Board of Trustees or Directors of each Fund (the  "BOARD")  on behalf  of the  applicable  Portfolio(s).  State
Street may appoint as sub-custodian for each Fund's foreign securities on behalf of the applicable  Portfolio(s)  the foreign  banking  institutions  and foreign securities  depositories  designated  in  Schedules A and B hereto,  but only in accordance  with the  applicable  provisions  of Sections 3 and 4. State  Street shall have no more or less responsibility or liability to Fund on account of any
actions  or  omissions  of  any   sub-custodian   so  appointed  than  any  such
sub-custodian has to State Street.

Funds hereby contract with State Street to perform certain investment accounting and recordkeeping  functions  relating to portfolio  transactions  required of a duly registered investment company under Section 31(a) of the Investment Company
Act of 1940, as amended, and the rules and regulations from time to time adopted thereunder  (the  "1940  ACT")  and to  calculate  the net  asset  value  of the
Portfolio(s) in accordance with the provisions of Section 8 hereof.

SECTION 2   DUTIES WITH RESPECT TO PROPERTY HELD IN THE UNITED STATES

     SECTION 2.1 HOLDING  SECURITIES.  State  Street  shall hold and  physically segregate for the account of each Portfolio all non-cash  property to be held by it in the United States, including all domestic securities other than securities which are maintained  pursuant to Section 2.8 in a clearing agency which acts as a  securities  depository  or in a  book-entry  system  authorized  by the  U.S.
Department of the Treasury (each, a "U.S. SECURITIES SYSTEM").

     SECTION 2.2 DELIVERY OF SECURITIES.  State Street shall release and deliver domestic  securities held by State Street or in a U.S. Securities System account of State Street ("U.S.  SECURITIES  SYSTEM ACCOUNT") only upon receipt of Proper
Instructions  on behalf of the  applicable  Portfolio,  which may be  continuing instructions when deemed  appropriate by the parties,  and only in the following cases:

     1)   Upon sale of such  securities  for the  account of the  Portfolio  and receipt of payment therefor;

     2)   Upon  the  receipt  of  payment  in  connection  with  any  repurchase agreement  related  to such  securities  entered  into by the Funds on behalf of the Portfolio;

     3)   In the case of a sale effected through a U.S.  Securities  System,  in accordance with the provisions of Section 2.8 hereof;

     4)   To the  depository  agent in  connection  with tender or other similar offers for securities of the Portfolio;

     5)   To the issuer  thereof or its agent when such  securities  are called, redeemed,  retired or otherwise become payable;  provided that, in any such case, the cash or other consideration is to be delivered to State
          Street;

     6)   To the issuer  thereof or its agent for transfer  into the name of the
          Portfolio or into the name of any  nominee(s)  of State Street or into the name or nominee  name of any agent  appointed  pursuant to Section
          2.7 or of any  sub-custodian  appointed  pursuant to Section 1; or for exchange  for a  different  number  of  bonds,  certificates  or other evidence  representing  the same  aggregate  face  amount or number of units;  provided  that, in any such case, the new securities are to be delivered to State Street;

     7)   Upon the sale of such securities for the account of the Portfolio,  to the broker or its clearing agent,  against a receipt,  for examination in accordance with "street delivery" custom; provided that in any such case, State Street shall have no  responsibility  or liability for any loss arising from the delivery of such  securities  prior to receiving payment for such  securities  except as may arise from State  Street's own negligence or willful misconduct;

                                       2

     8)   For exchange or conversion pursuant to any corporate action, including without  limitation,  any calls  for  redemption,  tender or  exchange offers,  declarations,  record and  payment  dates and  amounts of any dividends or income, plan of merger, consolidation,  recapitalization, reorganization,  readjustment,  split-up  of  shares,  changes  of par value,  or conversion  ("CORPORATE  ACTION") of the  securities of the issuer of such  securities,  or pursuant to provisions  for conversion contained in such  securities,  or pursuant to any deposit  agreement;
          provided  that, in any such case, the new securities and cash, if any, are to be delivered to State Street;

     9)   In the case of warrants,  rights or similar securities,  the surrender thereof in the exercise of such warrants, rights or similar securities or the  surrender  of interim  receipts or  temporary  securities  for definitive  securities;  provided  that,  in any  such  case,  the new securities and cash, if any, are to be delivered to State Street;

     10)  For delivery in connection  with any loans of  securities  made by the
          Portfolio,  but only against receipt of adequate  collateral as agreed upon  from  time to time by State  Street  and Funds on behalf of each
          Portfolio,  which may be in the form of cash or obligations  issued by the United  States  government,  its  agencies  or  instrumentalities, except that in connection with any loans for which collateral is to be credited to the U.S. Securities System Account,  State Street will not be held liable or responsible for the delivery of securities  owned by the Portfolio prior to the receipt of such collateral;

     11)  For delivery as security in connection with any borrowing by Funds, or swap transaction of the Funds, on behalf of each Portfolio requiring a pledge of  assets  by  Funds,  but only  against  receipt  of  amounts borrowed, or executed swap;

     12)  For delivery in accordance  with the provisions of any agreement among
          Funds on behalf of each  Portfolio,  State Street and a  broker-dealer registered  under the  Securities  Exchange Act of 1934 (the "EXCHANGE
          ACT") and a member of The National  Association of Securities Dealers,
          Inc.  ("NASD"),  relating to compliance  with the rules of The Options
          Clearing   Corporation  and  of  any  registered  national  securities exchange,  or of any similar organization or organizations,  regarding escrow or other  arrangements  in connection  with  transactions  by a
          Portfolio;

     13)  For delivery in accordance  with the provisions of any agreement among
          Funds  on  behalf  of each  Portfolio,  State  Street,  and a  futures commission  merchant  registered  under the  Commodity  Exchange  Act, relating to compliance with the rules of the Commodity Futures Trading
          Commission  ("CFTC")  and/or  any  contract  market,  or  any  similar
          organization  or   organizations,   regarding   account   deposits  in
          connection with transactions by a Portfolio;

     14)  Upon receipt of  instructions  from the transfer  agent for Funds (the
          "TRANSFER  AGENT")  for  delivery  to such  Transfer  Agent  or to the holders of Shares in connection with  distributions in kind, as may be described from time to time in the currently effective  prospectus and statement  of  additional  information  related  to a  Portfolio  (the
          "Prospectus"),  in  satisfaction  of requests by holders of Shares for repurchase or redemption; and

     15)  For any other purpose, but only upon receipt of Proper Instructions on behalf of the  applicable  Portfolio  specifying  the securities to be delivered  and naming the person or persons to whom  delivery  of such securities shall be made.

                                       3

     SECTION 2.3  REGISTRATION OF SECURITIES.  Domestic  securities  (other than bearer securities) shall be registered in the name of a Portfolio or in the name of any  nominee of Funds on behalf of the  Portfolio  or of State  Street  which nominee  shall be  assigned  exclusively  to the  Portfolio,  unless  Funds have authorized  in writing  the  appointment  of a nominee to be used in common with other registered  investment companies having the same investment advisor as the
Portfolio,  or in the name or nominee  name of any agent  appointed  pursuant to
Section  2.7 or in the  name  or  nominee  name of any  sub-custodian  appointed pursuant to Section 1. All  securities  accepted by State Street under the terms hereof shall be in "street name" or other good delivery form. If, however, Funds direct State Street to maintain  securities in "street name", State Street shall utilize  reasonable  efforts  only to timely  collect  income  due Funds on such securities and to notify Funds of relevant information  regarding the securities such as maturities and pendency of calls and Corporate Actions.

     SECTION 2.4 BANK ACCOUNTS.  State Street shall open and maintain a separate bank  account or  accounts in the United  States in the name of each  Portfolio, subject only to draft or order by State Street acting pursuant hereto, and shall hold in such account or accounts,  subject to the  provisions  hereof,  all cash received  by it  from or for the  account  of the  Portfolio,  other  than  cash maintained by the Portfolio in a bank account established and used in accordance with Rule 17f-3 under the 1940 Act.  Funds held by State  Street for a Portfolio may be deposited by it to its credit as custodian in the banking  department  of
State  Street  or in  such  other  banks  or  trust  companies  as it may in its discretion deem necessary or desirable;  provided, however, that every such bank or trust company shall be qualified to act as a custodian under the 1940 Act and that each such bank or trust  company  and the funds to be  deposited  with each such  bank or trust  company  shall on behalf of each  applicable  Portfolio  be approved by vote of a majority of the Board.  Such funds shall be  deposited  by
State  Street in its capacity as custodian  and shall be  withdrawable  by State
Street only in that capacity.

     SECTION 2.5 COLLECTION OF INCOME. Subject to the provisions of Section 2.3,
State Street shall collect on a timely basis all income and other  payments with respect to  registered  domestic  securities  to which each  Portfolio  shall be entitled  either by law or pursuant to custom in the  securities  business,  and shall  collect on a timely basis all income and other  payments  with respect to bearer  domestic  securities  if, on the date of  payment  by the  issuer,  such securities  are held by State Street or its agent  thereof and shall credit such income,  as  collected,  to  such  Portfolio's  account.  Without  limiting  the generality of the  foregoing,  State Street shall detach and present for payment all coupons  and other  income  items  requiring  presentation  as and when they become due and shall collect  interest when due on  securities  held  hereunder.
Income due each  Portfolio on securities  loaned  pursuant to the  provisions of
Section 2.2 (10) shall be the  responsibility of Fund. State Street will have no duty or responsibility in connection therewith,  other than to provide Fund with such information or data as may be necessary to assist Fund in arranging for the timely delivery to State Street of the income to which the Portfolio is properly entitled.

     SECTION 2.6 PAYMENT OF FUND MONIES.  Upon receipt of Proper Instructions on behalf of the applicable  Portfolio,  which may be continuing  instructions when deemed  appropriate  by the  parties,  State  Street  shall pay out  monies of a
Portfolio in the following cases only:

                                       4

     1)   Upon the purchase of domestic securities,  options,  futures contracts or options on futures  contracts  for the account of the Portfolio but only (a) against the delivery of such  securities or evidence of title to such options,  futures contracts or options on futures contracts to
          State  Street  (or any  bank,  banking  firm or  trust  company  doing business in the United  States or abroad which is qualified  under the
          1940 Act to act as a custodian and has been designated by State Street as its agent for this purpose) registered in the name of the Portfolio or in the name of a nominee of State Street referred to in Section 2.3 hereof or in proper form for  transfer;  (b) in the case of a purchase effected  through a U.S.  Securities  System,  in accordance  with the conditions  set  forth  in  Section  2.8  hereof;  (c) in the  case of repurchase  agreements  entered into  between  Funds on behalf of each
          Portfolio and State Street, or another bank, or a broker-dealer  which is a member of NASD, (i) against delivery of the securities  either in certificate  form or through an entry crediting State Street's account at the  Federal  Reserve  Bank with such  securities  or (ii)  against delivery  of the  receipt  evidencing  purchase  by the  Portfolio  of securities  owned by State Street  along with written  evidence of the agreement  by State  Street to  repurchase  such  securities  from the
          Portfolio;  or (d) for transfer to a time deposit  account of Funds in any bank,  whether domestic or foreign;  such transfer may be effected prior to receipt of a confirmation from a broker and/or the applicable bank pursuant to Proper Instructions;

     2)   In  connection  with  conversion,  exchange or surrender of securities owned by the Portfolio as set forth in Section 2.2 hereof;

     3)   For the  redemption  or  repurchase  of Shares  issued as set forth in
          Section 5 hereof;

     4)   For the payment of any expense or liability incurred by the Portfolio, including but not limited to the following payments for the account of the Portfolio: interest, taxes, management, accounting, transfer agent and legal fees,  and  operating  expenses of Funds whether or not such expenses are to be in whole or part capitalized or treated as deferred expenses;

     5)   For the payment of any  dividends on Shares  declared  pursuant to the
          Declaration  of  Trust,  Articles  of  Incorporation,  Bylaws or other
          governing   documents   of   Funds   (collectively,   the   "GOVERNING
          DOCUMENTS");

     6)   For  payment  of the  amount  of  dividends  received  in  respect  of securities sold short; and

     7)   For any other purpose, but only upon receipt of Proper Instructions on behalf of the  Portfolio  specifying  the amount of such  payment  and naming the person or persons to whom such payment is to be made.

     SECTION 2.7 APPOINTMENT OF AGENTS. State Street may at any time or times in its  discretion  appoint  (and may at any time  remove)  any other bank or trust company which is itself  qualified under the 1940 Act to act as a custodian,  as its agent to carry out such of the  provisions of this Section 2 as State Street may from time to time direct;  provided,  however,  that the  appointment of any agent shall not relieve  State  Street of its  responsibilities  or  liabilities hereunder.

                                       5

     SECTION 2.8 DEPOSIT OF FUND ASSETS IN U.S. SECURITIES SYSTEMS. State Street
may  deposit  and/or  maintain  securities  owned  by a  Portfolio  in the  U.S.
Securities System Account subject to the following provisions:

     1)   Such  Account  shall not include any assets of State Street other than assets held as a fiduciary, custodian or otherwise for customers;

     2)   The  records  of State  Street  shall  identify  by  book-entry  those securities belonging to the Portfolio;

     3)   State Street shall pay for securities purchased for the account of the
          Portfolio upon (a) receipt of advice from the U.S.  Securities  System that such  securities  have been  transferred  to the U.S.  Securities
          System Account, and (b) the making of an entry on the records of State
          Street to reflect  such  payment and  transfer  for the account of the
          Portfolio;

     4)   State Street  shall  transfer  securities  sold for the account of the
          Portfolio upon (a) receipt of advice from the U.S.  Securities  System that  payment for such  securities  has been  transferred  to the U.S.
          Securities  System  Account,  and (b) the  making  of an  entry on the records of State Street to reflect  such  transfer and payment for the account of the Portfolio;

     5)   Copies of all advices from the U.S.  Securities System of transfers of securities for the account of the applicable Portfolios shall identify the Portfolio,  be maintained for the Portfolio by State Street and be provided to Funds at their request.  Upon request,  State Street shall
          furnish  Funds  on  behalf  of  the  applicable   Portfolios   written
          confirmation  of each transfer to or from the account of the Portfolio and  shall  furnish  to Funds on behalf  of the  applicable  Portfolio copies of daily transaction  sheets reflecting each day's transactions in the U.S. Securities System for the account of the Portfolio.  State
          Street shall provide Funds with any report obtained by State Street on the U.S. Securities  System's  accounting system,  internal accounting control,  financial  strength  of  the  U.S.  Securities  System,  and
          procedures  for   safeguarding   securities   deposited  in  the  U.S.
          Securities System; and

     6)   Anything to the contrary herein notwithstanding, State Street shall be liable to the  affected  Fund(s)  for the  benefit  of the  applicable
          Portfolio for any loss or damage to the Portfolio  resulting  from use of the U.S. Securities System by reason of any negligence, misfeasance or misconduct of State Street or any of its agents or of any of its or their  employees  or from failure of State Street or any such agent to enforce  effectively  such  rights  as it may  have  against  the U.S.
          Securities  System; at the election of Funds, the affected Funds shall be  entitled  to be  subrogated  to the  rights of State  Street  with respect to any claim against the U.S.  Securities  System or any other person which State Street may have as a  consequence  of any such loss or damage if and to the extent  that the  Portfolio  has not been made whole for any such loss or damage.

                                       6

     SECTION 2.9 SEGREGATED  ACCOUNT.  State Street shall upon receipt of Proper
Instructions  on behalf of each  applicable  Portfolio  establish and maintain a segregated  account or accounts for and on behalf of each such  Portfolio,  into which account or accounts may be transferred cash and/or  securities,  including securities  maintained in the U.S. Securities System Account;  (1) in accordance with the  provisions  of any agreement  among Funds on behalf of the  Portfolio,
State Street and a broker-dealer  registered under the Exchange Act and a member of the NASD (or any futures commission  merchant  registered under the Commodity
Exchange  Act),  relating to compliance  with the rules of The Options  Clearing
Corporation and of any registered  national  securities exchange (or the CFTC or
any  registered   contract   market),   or  of  any  similar   organization   or
organizations,  regarding  escrow  or  other  arrangements  in  connection  with transactions  by  the  Portfolio,  (2)  for  purposes  of  segregating  cash  or government  securities in connection with options purchased,  sold or written by the Portfolio or commodity  futures  contracts or options  thereon  purchased or sold by the Portfolio,  (3) for the purposes of compliance by the Portfolio with the  procedures  required by Investment  Company Act Release No.  10666,  or any
subsequent release of the U.S.  Securities and Exchange  Commission (the "SEC"),
or  interpretative  opinion of the staff of the SEC, relating to the maintenance of segregated accounts by registered investment companies, and (4) for any other purpose  upon  receipt  of  Proper  Instructions  on  behalf  of the  applicable
Portfolio.

     SECTION 2.10 OWNERSHIP  CERTIFICATES  FOR TAX PURPOSES.  State Street shall execute  ownership and other  certificates  and  affidavits  for all federal and state tax purposes in connection  with receipt of income or other  payments with respect  to  domestic  securities  of  each  Portfolio  and in  connection  with transfers of securities.

     SECTION  2.11  PROXIES.  State  Street  shall,  with  respect  to  domestic securities,  cause to be  promptly  executed  by the  registered  holder of such securities,  if the securities  are  registered  otherwise than in the name of a
Portfolio or a nominee of a Portfolio,  all proxies,  without  indication of the manner in which such proxies are to be voted,  and shall promptly deliver to the
Portfolio such proxies,  all proxy soliciting  materials and all  communications relating to such securities.

     SECTION 2.12 COMMUNICATIONS  RELATING TO PORTFOLIO  SECURITIES.  Subject to
the provisions of Section 2.3, State Street shall transmit promptly to Funds for each Portfolio all written information  received by State Street from issuers of the securities  being held for the Portfolio with respect to Corporate  Actions, notices of exercise  of call and put  options  written by Funds on behalf of the
Portfolio,  and the  maturity  of  futures  contracts  purchased  or sold by the
Portfolio.  With  respect  to tender or  exchange  offers,  State  Street  shall transmit  promptly to the  Portfolio all written  information  received by State
Street from  issuers of the  securities  whose  tender or exchange is sought and from the party (or its  agents)  making the  tender or  exchange  offer.  If the
Portfolio  desires to take  action with  respect to any  Corporate  Action,  the
Portfolio  shall  provide  Proper   Instruction  to  State  Street  as  soon  as
practicable prior to the date on which State Street is to take such action,  but in no event later than the Corporate Action notification requires.

SECTION 3 PROVISIONS RELATING TO RULES 17F-5 AND 17F-7

     SECTION 3.1 DEFINITIONS. As used throughout this Agreement, the capitalized terms set forth below shall have the indicated meanings:

"Country  Risk" means all factors  reasonably  related to the  systemic  risk of holding Foreign Assets in a particular  country  including,  but not limited to, such  country's  political  environment,  economic and financial  infrastructure
(including  any  Eligible  Securities  Depository  operating  in  the  country), prevailing  or  developing  custody  and  settlement  practices,  and  laws  and regulations applicable to the safekeeping and recovery of Foreign Assets held in custody in that country.

                                       7

"Eligible Foreign Custodian" has the meaning set forth in section (a)(1) of Rule
17f-5,  including a  majority-owned  or indirect  subsidiary  of a U.S. Bank (as defined in Rule 17f-5),  a bank holding company  meeting the  requirements of an
Eligible Foreign  Custodian (as set forth in Rule 17f-5 or by other  appropriate action of the SEC, or a foreign branch of a Bank (as defined in section  2(a)(5)
of the 1940 Act) meeting the  requirements of a custodian under section 17(f) of the 1940 Act; the term does not include any Eligible Securities Depository.

"Eligible Securities  Depository" has the meaning set forth in section (b)(1) of
Rule 17f-7.

"Foreign  Assets" means any of the Portfolios'  investments  (including  foreign currencies)  for which the primary  market is outside the United States and such cash and cash equivalents as are reasonably  necessary to effect the Portfolios'
transactions in such investments.

"Foreign  Custody  Manager" has the meaning set forth in section  (a)(3) of Rule
17f-5.

"Rule 17f-5" means Rule 17f-5 promulgated under the 1940 Act.

"Rule 17f-7" means Rule 17f-7 promulgated under the 1940 Act.

     SECTION 3.2 STATE STREET AS FOREIGN CUSTODY MANAGER

     3.2.1   DELEGATION TO STATE STREET AS FOREIGN  CUSTODY  MANAGER.  Funds, by
             resolutions  adopted  by their  Boards,  hereby  delegate  to State
             Street,  subject to section (b) of Rule 17f-5, the responsibilities set forth in this Section 3.2 with  respect to Foreign  Assets held outside the United  States,  and State Street  hereby  accepts such
             delegation  as  Foreign   Custody   Manager  with  respect  to  the
             Portfolios.

     3.2.2   COUNTRIES COVERED. The Foreign Custody Manager shall be responsible for  performing the delegated  responsibilities  defined below only with respect to the  countries  and custody  arrangements  for each such country  listed on Schedule A, which list of countries  may be amended  from  time to time by  Funds  with  the  agreement  of the
             Foreign Custody Manager.  The Foreign Custody Manager shall list on
             Schedule A the Eligible Foreign Custodians  selected by the Foreign
             Custody  Manager to maintain  the assets of the  Portfolios,  which list of Eligible  Foreign  Custodians  may be amended  from time to time in the sole  discretion of the Foreign  Custody  Manager.  The
             Foreign Custody Manager will provide amended versions of Schedule A in accordance with Section 3.2.5 hereof.

                                       8

             Upon  the  receipt  by  the  Foreign   Custody  Manager  of  Proper
             Instructions  to open an  account or to place or  maintain  Foreign
             Assets in a country  listed on Schedule A, and the  fulfillment  by
             Funds,  on  behalf of the  Portfolios,  of the  applicable  account opening  requirements for such country, the Foreign Custody Manager shall be deemed to have  been  delegated  by the Board on behalf of the  Portfolios  responsibility  as Foreign  Custody  Manager  with respect  to that  country  and to have  accepted  such  delegation.
             Execution   hereof  by  Funds  shall  be  deemed  to  be  a  Proper
             Instruction  to open an account,  or to place or  maintain  Foreign
             Assets,  in each country listed on Schedule A in which State Street
             has  previously  placed  or  currently   maintains  Foreign  Assets
             pursuant  to  the  terms  of the  contract  governing  the  custody arrangement. Following the receipt of Proper Instructions directing the  Foreign  Custody  Manager to close the  account of a Portfolio with the Eligible Foreign Custodian selected by the Foreign Custody
             Manager in a designated  country,  the  delegation  by the Board on behalf of the Portfolios to State Street as Foreign Custody Manager
             for that country  shall be deemed to have been  withdrawn and State
             Street shall immediately cease to be the Foreign Custody Manager of the  Portfolios  with  respect to that  country  unless such Proper
             Instructions otherwise direct State Street.

             The Foreign Custody Manager may withdraw as Foreign Custody Manager with respect to a designated country by providing written notice to
             Funds.  Thirty  days (or such  longer  period to which the  parties agree in writing) after receipt of any such notice by Funds,  State
             Street's  withdrawal  as  Foreign  Custody  Manager  to Funds  with respect to such country shall be effective.

     3.2.3 SCOPE OF DELEGATED RESPONSIBILITIES:

     (a)  SELECTION OF ELIGIBLE FOREIGN CUSTODIANS. Subject to the provisions of this Section 3.2, the Foreign  Custody  Manager may place and maintain the  Foreign  Assets  in the care of the  Eligible  Foreign  Custodian selected  by the Foreign  Custody  Manager in each  country  listed on
          Schedule A, as amended from time to time. In performing  its delegated responsibilities  as  Foreign  Custody  Manager  to place or  maintain
          Foreign Assets with an Eligible Foreign Custodian, the Foreign Custody
          Manager  shall  determine  that the Foreign  Assets will be subject to reasonable  care,  based on the standards  applicable to custodians in the country in which the Foreign  Assets will be held by that Eligible
          Foreign  Custodian,  after  considering  all  factors  relevant to the safekeeping of such assets, including,  without limitation the factors specified in Rule 17f-5(c)(1).

     (b)  CONTRACTS  WITH  ELIGIBLE  FOREIGN  CUSTODIANS.  The  Foreign  Custody
          Manager  shall  determine  that the  contract  governing  the  foreign custody  arrangements with each Eligible Foreign Custodian selected by the Foreign  Custody  Manager  will satisfy the  requirements  of Rule
          17f-5(c)(2).

     (c)  MONITORING.  In  each  case  in  which  the  Foreign  Custody  Manager maintains Foreign Assets with an Eligible Foreign  Custodian  selected by the Foreign  Custody  Manager,  the Foreign  Custody  Manager shall establish a system to monitor (i) the  appropriateness  of maintaining the  Foreign  Assets with such  Eligible  Foreign  Custodian  and (ii)
          performance  by  the  Eligible  Foreign   Custodian  of  the  contract
          governing the custody arrangements  established by the Foreign Custody
          Manager with the Eligible Foreign Custodian.  In the event the Foreign
          Custody  Manager  determines  that the  custody  arrangements  with an
          Eligible Foreign Custodian it has selected are no longer  appropriate, the Foreign  Custody Manager shall notify the Board in accordance with
          Section 3.2.5 hereunder.

                                       9

     3.2.4   GUIDELINES FOR THE EXERCISE OF DELEGATED AUTHORITY. For purposes of this Section 3.2, the Board shall be deemed to have  considered and determined  to accept such  Country  Risk as is incurred by placing and  maintaining the Foreign Assets in each country for which State
             Street is serving as Foreign Custody Manager of the Portfolios.

     3.2.5   REPORTING  REQUIREMENTS.  The Foreign  Custody Manager shall report the  withdrawal  of the Foreign  Assets  from an  Eligible  Foreign
             Custodian  and the  placement of such  Foreign  Assets with another
             Eligible  Foreign  Custodian  by  providing to the Board an amended
             Schedule A at the end of the calendar quarter in which an amendment to such Schedule has occurred.  The Foreign  Custody  Manager shall make  written  reports  notifying  the Board of any other  material change  in the  foreign  custody  arrangements  of  the  Portfolios described in this Section 3.2 after the  occurrence of the material change, and at such other times as the Board requests in writing.

     3.2.6   STANDARD OF CARE AS FOREIGN  CUSTODY  MANAGER.  In  performing  the responsibilities  delegated  to it,  the  Foreign  Custody  Manager agrees to exercise  reasonable care, prudence and diligence such as a person having  responsibility  for the  safekeeping  of assets of management investment companies registered under the 1940 Act would exercise.

     3.2.7   REPRESENTATIONS  WITH  RESPECT TO RULE 17F-5.  The Foreign  Custody
             Manager  represents  to Funds that it is a U.S.  Bank as defined in section (a)(7) of Rule 17f-5.  Funds represent to State Street that the Board has  determined  that it is  reasonable  for the Board to rely on State  Street to  perform  the  responsibilities  delegated pursuant  hereto to State Street as the Foreign  Custody Manager of the Portfolios.

     3.2.8   EFFECTIVE DATE AND  TERMINATION  AS FOREIGN  CUSTODY  MANAGER.  The
             Board's  delegation to State Street as Foreign  Custody  Manager of the  Portfolios  shall be effective as of the date hereof and shall remain in effect until terminated at any time, without penalty,  by written notice from the  terminating  party to the  non-terminating party.  Termination  will become  effective  thirty (30) days after receipt by the non-terminating party of such notice. The provisions of  Section  3.2.2  hereof  shall  govern  the  delegation  to  and termination  of State  Street as  Foreign  Custody  Manager  of the
             Portfolios with respect to designated countries.

     SECTION 3.3 ELIGIBLE SECURITIES DEPOSITORIES.

     3.3.1   ANALYSIS AND  MONITORING.  State  Street  shall (a) provide  Funds'
             investment advisor with an analysis of the custody risks associated with maintaining assets with the Eligible  Securities  Depositories
             set  forth  on  Schedule  B  hereto  in  accordance   with  section
             (a)(1)(i)(A)  of  Rule  17f-7,  and (b)  monitor  such  risks  on a continuing basis, and promptly notify Funds' investment  advisor of any  material  change in such risks,  in  accordance  with  section
             (a)(1)(i)(B) of Rule 17f-7.

                                       10

     3.3.2   STANDARD OF CARE. State Street agrees to exercise  reasonable care, prudence  and  diligence  in  performing  the  duties  set forth in
             Section 3.3.1.

SECTION 4 DUTIES WITH RESPECT TO PROPERTY HELD OUTSIDE THE UNITED STATES

     SECTION 4.1 DEFINITIONS. As used throughout this Agreement, the capitalized terms set forth below shall have the indicated meanings:

"Foreign  Securities System" means an Eligible  Securities  Depository listed on
Schedule B hereto.

"Foreign  Sub-Custodian"  means a  foreign  banking  institution  serving  as an
Eligible Foreign Custodian.

     SECTION 4.2 HOLDING SECURITIES. State Street shall identify on its books as belonging  to the  Portfolios  the  foreign  securities  held  by  each  Foreign
Sub-Custodian  or Foreign  Securities  System.  State  Street  may hold  foreign securities for all of its customers,  including the Portfolios, with any Foreign
Sub-Custodian  in an account that is identified as belonging to State Street for the benefit of its customers,  provided  however,  that (1) the records of State
Street with respect to foreign  securities  which are maintained in such account shall identify  those  securities as belonging to the Portfolios and (2), to the extent permitted and customary in the market in which the account is maintained,
State Street shall require that securities so held by the Foreign  Sub-Custodian be held  separately  from any assets of such Foreign  Sub-Custodian  or of other customers of such Foreign Sub-Custodian.

     SECTION  4.3  FOREIGN  SECURITIES  SYSTEMS.  Foreign  securities  shall  be maintained  in a Foreign  Securities  System  in a  designated  country  through arrangements  implemented  by  State  Street  or  a  Foreign  Sub-Custodian,  as
applicable,  in such country.  (Foreign  Securities Systems and U.S.  Securities
Systems are collectively referred to herein as "SECURITIES SYSTEMS").

     SECTION 4.4 TRANSACTIONS IN FOREIGN CUSTODY ACCOUNT

     4.4.1   DELIVERY OF FOREIGN ASSETS. State Street or a Foreign Sub-Custodian
             shall release and deliver  foreign  securities held by State Street or such Foreign  Sub-Custodian,  or in a Foreign  Securities System
             account,  only upon  receipt of Proper  Instructions,  which may be continuing instructions when deemed appropriate by the parties, and only in the following cases:

     (a)  upon  the  sale of  such  foreign  securities  for  the  Portfolio  in accordance with commercially reasonable market practice in the country where such foreign securities are held or traded,  including,  without limitation:  (i)  delivery  against  expectation  of  receiving  later payment;  or (ii) in the case of a sale  effected  through  a  Foreign
          Securities   System,  in  accordance  with  the  rules  governing  the
          operation of the Foreign Securities System;

     (b)  in  connection  with  any  repurchase  agreement  related  to  foreign securities;

     (c)  to the  depository  agent in  connection  with tender or other similar offers for foreign securities;

                                       11

     (d)  to the issuer  thereof or its agent when such foreign  securities  are called, redeemed, retired or otherwise become payable;

     (e)  to the issuer  thereof,  or its agent,  for transfer  into the name of
          State Street (or the name of the respective  Foreign  Sub-Custodian or of any nominee of State Street or such Foreign  Sub-Custodian)  or for exchange  for a  different  number  of  bonds,  certificates  or other evidence  representing  the same  aggregate  face  amount or number of units;

     (f)  to brokers, clearing banks or other clearing agents for examination or trade execution in accordance with market custom;

     (g)  for   exchange  or   conversion   pursuant  to  any  plan  of  merger,
          consolidation, recapitalization, reorganization or readjustment of the securities of the issuer of such securities, or pursuant to provisions for  conversion  contained  in such  securities,  or  pursuant  to any deposit agreement;

     (h)  in the case of warrants,  rights or similar  foreign  securities,  the surrender thereof in the exercise of such warrants,  rights or similar
          securities  or  the   surrender  of  interim   receipts  or  temporary
          securities for definitive securities;

     (i)  for  delivery as  security in  connection  with any  borrowing  by the
          Portfolios requiring a pledge of assets by the Portfolios;

     (j)  in connection with trading in options and futures contracts, including delivery as original margin and variation margin;

     (k)  in connection with the lending of foreign securities; and

     (l)  for any other  purpose,  but only upon receipt of Proper  Instructions specifying  the  foreign  securities  to be  delivered  and naming the person or persons to whom delivery of such securities shall be made.

     4.4.2   PAYMENT OF PORTFOLIO MONIES.  Upon receipt of Proper  Instructions, which may be continuing instructions when deemed appropriate by the parties,  State  Street  shall pay out,  or direct  the  respective
             Foreign  Sub-Custodian or the respective  Foreign Securities System to pay out, monies of a Portfolio in the following cases only:

     (a)  upon the  purchase of foreign  securities  for the  Portfolio,  unless otherwise directed by Proper Instructions,  by (i) delivering money to the  seller  thereof  or to a dealer  therefor  (or an agent  for such seller or dealer)  against  expectation of receiving later delivery of such foreign  securities;  or (ii) in the case of a purchase  effected through a Foreign  Securities  System,  in  accordance  with the rules governing the operation of such Foreign Securities System;

     (b)  in connection  with the  conversion,  exchange or surrender of foreign securities;

                                       12

     (c)  for  the  payment  of any  expense  or  liability  of  the  Portfolio, including but not limited to the following payments:  interest, taxes, investment advisory fees, transfer agency fees, fees hereunder,  legal fees, accounting fees, and other operating expenses;

     (d)  for the  purchase  or sale of foreign  exchange  or  foreign  exchange contracts for the Portfolio,  including  transactions executed with or through State Street or its Foreign Sub-Custodians;

     (e)  in connection with trading in options and futures contracts, including delivery as original margin and variation margin;

     (f)  for  payment of part or all of the  dividends  received  in respect of securities sold short;

     (g)  in connection with the borrowing or lending of foreign securities; and

     (h)  for any other  purpose,  but only upon receipt of Proper  Instructions specifying the amount of such payment and naming the person or persons to whom such payment is to be made.

     4.4.3   MARKET  CONDITIONS.  Notwithstanding  any  provision  hereof to the contrary,  settlement and payment for Foreign  Assets  received for the  account of the  Portfolios  and  delivery  of  Foreign  Assets maintained  for the  account of the  Portfolios  may be effected in accordance  with the customary  established  securities  trading or processing  practices  and  procedures  in the country or market in
             which  the  transaction  occurs,  including,   without  limitation,
             delivering  Foreign Assets to the purchaser  thereof or to a dealer therefor  (or an  agent  for such  purchaser  or  dealer)  with the expectation of receiving later payment for such Foreign Assets from such purchaser or dealer.

             State  Street  shall  provide  to the  Board the  information  with respect to custody and  settlement  practices in countries in which
             State Street employs a Foreign Sub-Custodian  described on Schedule
             C hereto  at the time or times set  forth on such  Schedule.  State
             Street may revise  Schedule C from time to time,  provided  that no such  revision  shall  result  in the  Board  being  provided  with substantively  less information  than had been previously  provided hereunder.

     SECTION 4.5  REGISTRATION  OF FOREIGN  SECURITIES.  The foreign  securities maintained  in  the  custody  of a  Foreign  Sub-Custodian  (other  than  bearer securities)  shall be registered in the name of the  applicable  Portfolio or in the name of State Street or in the name of any Foreign  Sub-Custodian  or in the name of any nominee of the  foregoing,  State Street or a Foreign  Sub-Custodian shall not be obligated to accept  securities on behalf of a Portfolio  under the terms hereof unless the form of such securities and the manner in which they are delivered are in accordance with reasonable market practice.

                                       13

     SECTION 4.6 BANK  ACCOUNTS.  State  Street  shall  identify on its books as belonging  to Funds cash  (including  cash  denominated  in foreign  currencies)
deposited with State Street. Where State Street is unable to maintain, or market practice  does not  facilitate  the  maintenance  of, cash on the books of State
Street,  a bank account or bank accounts shall be opened and maintained  outside the United  States on behalf of a Portfolio  with a Foreign  Sub-Custodian.  All accounts  referred to in this Section shall be subject only to draft or order by
State Street (or, if applicable,  such Foreign Sub-Custodian) acting pursuant to the terms  hereof to hold cash  received  by or from or for the  account  of the
Portfolio. Cash maintained on the books of State Street (including its branches, subsidiaries and affiliates), regardless of currency denomination, is maintained in bank accounts established under, and subject to the laws of, The Commonwealth of Massachusetts.

     SECTION 4.7 COLLECTION OF INCOME. State Street shall use reasonable care to collect all income and other  payments  with respect to the Foreign  Assets held hereunder  to which the  Portfolios  shall be  entitled  and shall  credit  such
income,  as  collected,   to  the  applicable  Portfolio.   In  the  event  that
extraordinary  measures are  required to collect  such  income,  Funds and State
Street shall consult as to such measures and as to the compensation and expenses of State Street relating to such measures.

     SECTION 4.8 SHAREHOLDER RIGHTS. With respect to the foreign securities held pursuant to this Section 4, State Street will use reasonable  care to facilitate the exercise of voting and other shareholder rights, subject always to the laws, regulations and practical  constraints  that may exist in the country where such securities are issued.

     SECTION 4.9  COMMUNICATIONS  RELATING TO FOREIGN  SECURITIES.  State Street
shall transmit  promptly to Funds written  information with respect to Corporate
Actions received by State Street via the Foreign  Sub-Custodians from issuers of the  foreign  securities  being  held for the  account of the  Portfolios.  With respect to tender or exchange  offers,  State Street shall transmit  promptly to
Funds written  information with respect to materials so received by State Street from  issuers of the foreign  securities  whose  tender or exchange is sought or from the party (or its agents) making the tender or exchange offer. State Street shall not be liable for any untimely  exercise of any action,  right or power in connection  with a Corporate  Action  unless (1) State Street or the  respective
Foreign  Sub-Custodian  is in actual  possession  of such foreign  securities or property and (2) State Street  receives Proper  Instructions  with regard to the
Corporate Action, and State Street has a reasonable time in which to take action to exercise such right or power.

     SECTION 4.10 LIABILITY OF FOREIGN  SUB-CUSTODIANS.  Each agreement pursuant to which  State  Street  employs a  Foreign  Sub-Custodian  shall  adhere to the requirements of Rule 17f-5(c) under the 1940 Act.

     SECTION 4.11 TAX LAW. The sole  responsibility  of State Street with regard to any  obligations  now or hereafter  imposed on Fund,  the Portfolios or State
Street as custodian of the  Portfolios by the tax law of the United States or of
any state or political subdivision thereof shall be to use reasonable efforts to assist Funds with respect to any claim for exemption or refund under the tax law of countries for which Funds have provided such information.

     SECTION 4.12  LIABILITY OF STATE  STREET.  State Street shall be liable for the acts or omissions of a Foreign Sub-Custodian to the same extent as set forth with  respect to  sub-custodians  generally  herein and,  regardless  of whether assets are  maintained  in the custody of a Foreign  Sub-Custodian  or a Foreign
Securities System,  State Street shall not be liable for any loss, damage, cost, expense,  liability  or claim  resulting  from  nationalization,  expropriation, currency restrictions,  or acts of war or terrorism, or any other loss where the
Sub-Custodian and State Street have otherwise acted with reasonable care.

                                       14

SECTION 5 PAYMENTS FOR SALES OR  REPURCHASES  OR  REDEMPTIONS  OF SHARES.  State
Street shall  receive from the  distributor  for the Shares or from the Transfer
Agent and deposit into the account of the appropriate Portfolio such payments as are received for Shares thereof issued or sold from time to time by Funds. State
Street  will  provide  timely  notification  to Funds  on  behalf  of each  such
Portfolio and the Transfer  Agent of any receipt by it of payments for Shares of such Portfolio.

From such funds as may be available for the purpose,  State Street  shall,  upon receipt of  instructions  from the  Transfer  Agent,  make funds  available  for payment to holders of Shares who have  delivered to the Transfer Agent a request for redemption or repurchase of their Shares.  In connection with the redemption or repurchase of Shares, State Street is authorized upon receipt of instructions from the Transfer Agent to wire funds to or through a commercial bank designated by the redeeming  shareholders.  In connection with the redemption or repurchase of Shares,  State Street shall honor checks drawn on State Street by a holder of
Shares,  which checks have been furnished by Funds to the holder of Shares, when presented to State Street in accordance with such procedures and controls as are mutually agreed upon from time to time between Funds and State Street.

SECTION 6 PROPER INSTRUCTIONS. "PROPER INSTRUCTIONS", which may also be standing instructions,  as  used  throughout  this  Agreement,  shall  mean  instructions received  by State  Street  from the  Funds,  the Funds'  investment  manager or sub-adviser,  as duly authorized by Funds.  Such  instructions may be in writing signed by the authorized  person(s) or may be in a tested  communication or in a communication  utilizing  access codes effected  between  electro-mechanical  or electronic devices or may be by such other means and utilizing such intermediary systems and  utilities as may be agreed to from time to time by State Street and the Funds,  provided that the Funds have followed any security procedures agreed to from time to time by the Funds and State Street,  including,  but not limited to,  the  security  procedures  selected  by the  Funds  in the  Funds  Transfer
Operating   Guidelines   attached  as  an  Addendum  to  this  Agreement.   Oral
instructions will be considered  Proper  Instructions if State Street reasonably believes  them  to  have  been  given  by  a  person  authorized  to  give  such instructions with respect to the transaction involved. The Funds shall cause all oral instructions to be confirmed in writing.  Proper Instructions shall include instructions received by State Street pursuant to any multi-party agreement that requires a  segregated  asset  account in  accordance  with  Section 2.9 of this
Agreement.  The Funds or the Funds'  investment  managers or sub-advisers  shall cause a duly authorized  officer to certify to State Street in writing the names and specimen signatures of persons authorized to give Proper Instructions. State
Street shall be entitled to rely upon the identity and authority of such persons until it receives Proper Instruction from the Funds to the contrary.

SECTION 7 ACTIONS PERMITTED WITHOUT EXPRESS  AUTHORITY.  State Street may in its
discretion,  without  express  authority from Funds on behalf of each applicable
Portfolio:  (1)  surrender  securities  in  temporary  form  for  securities  in definitive  form;  (2) endorse  for  collection,  in the name of the  Portfolio, checks, drafts and other negotiable  instruments;  and (3) in general, attend to
all   non-discretionary   details  in  connection   with  the  sale,   exchange,
substitution,  purchase,  transfer and other  dealings with the  securities  and property of the Portfolio except as otherwise directed by the Board.

                                       15

SECTION 8 DUTIES WITH RESPECT TO ACCOUNTS AND RECORDS AND VALUATION OF ASSETS

     SECTION 8.1 ACCOUNTS AND RECORDS.  State Street will prepare and  maintain, under  the  direction  of and as  interpreted  by Funds,  Funds' or  Portfolio's accountants and/or other advisors,  in complete,  accurate and current form such accounts and records:  (1)  required to be  maintained  by Funds with respect to portfolio  transactions  under  Section 31(a) of the 1940 Act; (2) required as a basis for  calculation  of each  Portfolio's  net asset value daily;  and (3) as otherwise agreed upon by the parties, including, but not limited to, maintaining investment  ledgers and general ledger accounts and providing  selected  general ledger reports,  and portfolio  transactions.  Funds will advise State Street in writing of all applicable  record retention  requirements,  other than those set forth in the 1940 Act.  State  Street will  preserve  such  accounts and records during the term of this  Agreement in the manner and for the periods  prescribed in the 1940 Act or for such  longer  period  as is agreed  upon by the  parties.
Funds will furnish, in writing or its electronic or digital equivalent, accurate and timely  information  needed by State  Street to complete  such  accounts and records when such information is not readily  available from generally  accepted securities industry services or publications.

     SECTION 8.2 DELIVERY OF ACCOUNTS AND RECORDS. Funds will turn over or cause to be turned  over to State  Street all  accounts  and  records  needed by State
Street to perform its duties and responsibilities  hereunder fully and properly.
State Street may rely  conclusively on the  completeness and correctness of such accounts and records.

     SECTION  8.3  ACCOUNTS  AND  RECORDS   PROPERTY  OF  FUNDS.   State  Street
acknowledges  that all of the  accounts and records  maintained  by State Street pursuant  hereto are the property of Funds,  and will be made available to Funds for inspection or reproduction within 3 business days, upon demand. State Street will assist Funds' independent  auditors,  or upon the prior written approval of
Funds, or upon demand,  any regulatory  body, in any requested  review of Funds'
accounts and records but Funds will reimburse  State Street for all expenses and employee time invested in any such review outside of routine and normal periodic reviews.  Upon receipt from Funds of the necessary  information or instructions,
State Street will supply information from the books and records it maintains for
Funds  that  Funds  may  reasonably  request  for tax  returns,  questionnaires, periodic reports to shareholders and such other reports and information requests as Funds and State Street may agree upon from time to time.

     SECTION 8.4 ADOPTION OF PROCEDURES. State Street and Funds may from time to time  adopt  such  procedures  as they  agree  upon and,  with  respect to State
Street's duties set forth in this section 8 only,  State Street may conclusively assume that no procedure  approved or directed by Funds,  Funds' or  Portfolio's accountants or other advisors  conflicts  with or violates any  requirements  of
Funds' Prospectus,  governing documents, any applicable law, rule or regulation, or any order,  decree or  agreement  by which  Funds may be bound.  Fund will be responsible for notifying State Street of any changes in statutes,  regulations, rules,  requirements or policies which may impact State Street  responsibilities or  procedures  hereunder  if such  changes  relate  to the  Funds  in a  manner different from or in addition to requirements applicable to investment companies registered under the 1940 Act in general.

     SECTION 8.5 VALUATION OF ASSETS. State Street will value the assets of each
Portfolio in  accordance  with Proper  Instructions  utilizing  the  information sources  designated  by  Funds  ("PRICING  SOURCES")  on the  Price  Source  and
Methodology Authorization Matrix,  incorporated herein by this reference.  State
Street further  agrees to abide by the fair  valuation  policy and procedures of the Funds, and acknowledge receipt of a copy thereof.

                                       16

SECTION 9 OPINION OF FUNDS' INDEPENDENT ACCOUNTANTS. State Street shall take all necessary action,  as the Funds on behalf of each applicable  Portfolio may from time to time request, to obtain from year to year favorable opinions from Funds'
independent  accountants with respect to its activities  hereunder in connection with the preparation of Funds' Form N-1A, and Form N-SAR or other annual reports to the SEC and with respect to any other requirements thereof.

SECTION 10 REPORTS TO FUNDS BY  INDEPENDENT  PUBLIC  ACCOUNTANTS.  State  Street
shall provide Funds,  on behalf of each of the Portfolios at such times as Funds may reasonably  require,  with reports by independent  public accountants on the accounting system,  internal  accounting control and procedures for safeguarding securities,  futures  contracts  and  options  on futures  contracts,  including securities deposited and/or maintained in any Securities System, relating to the services provided by State Street hereunder. Such reports shall be of sufficient scope and in sufficient detail as may reasonably be required by Funds to provide reasonable  assurance that any material  inadequacies would be disclosed by such examination, and, if there are no such inadequacies, the reports shall so state.

SECTION 11  COMPENSATION  OF STATE  STREET.  State  Street  shall be entitled to
reasonable   compensation  for  its  services  and  expenses  as  custodian  and recordkeeper.  The  current  fees are set  forth  in the  attached  initial  Fee
Schedule  and shall remain in effect  until  December  31, 2006.  Any changes to these fees shall be effected in  accordance  with  Section  13.  Subsequent  Fee
Schedules shall be effective upon execution by the parties.

SECTION 12  RESPONSIBILITY OF STATE STREET. So long as and to the extent that it is in the exercise of reasonable  care, State Street shall not be responsible or liable for, and Funds shall  indemnify  and hold State Street  harmless from and against,  any and all costs,  expenses,  losses,  damages,  charges,  reasonable counsel fees and  disbursements,  payments and liabilities which may be asserted against or incurred by State  Street or for which State Street may be held to be liable, arising out of or attributable to:

     1)   The  purchase  or sale of any  assets or foreign  currency  positions.
          Without  limiting the  generality  of the  foregoing,  State Street is under no duty or  obligation  to inquire  into the title,  validity or genuineness  of any property or evidence of title thereto  received by it or delivered by it pursuant hereto;

     2)   State Street's action upon any notice, request,  consent,  certificate or other instrument  reasonably believed by it to be genuine and to be
          signed  by  the  proper  party  or  parties,   including  any  futures
          commission  merchant  acting  pursuant  to the terms of a  three-party futures or options  agreement.  State  Street may receive and accept a copy  of a  resolution  certified  by the  Secretary  or an  Assistant
          Secretary of Funds ("CERTIFIED RESOLUTION") as conclusive evidence (a)
          of  the  authority  of any  person  to act  in  accordance  with  such resolution or (b) of any  determination  or of any action by the Board as described in such resolution, and such resolution may be considered as in full force and effect  until  receipt by State Street of written notice to the contrary;

                                       17

     3)   State  Street's  action  or  omission  to act in  good  faith  without negligence,  including, without limitation,  acting in accordance with any Proper  Instruction;  and provided  further that in no event shall
          State Street be liable for indirect, special or consequential damages.

     4)   State  Street's  action or failure to act in good faith  reliance upon advice  of  counsel  for  Funds  on all  matters,  or on  the  written instruction,  notice, request,  consent,  representation,  warranty or statements of any officer of Funds, or Funds'  accountants.  The Funds or the Funds' investment managers or sub-advisers shall cause its duly authorized officer to certify to State Street in writing the names and specimen signatures of persons authorized to give Proper Instructions.
          State Street shall be entitled to rely upon the identity and authority of such persons until it receives Proper  Instructions  from the Funds to the contrary.

     5)   Any loss,  liability,  claim or  expense  resulting  from or caused by
          Country  Risk (as  defined  in Section 3  hereof),  including  without limitation nationalization,  expropriation,  currency restrictions, or acts of war, revolution, riots or terrorism;

     6)   Except as may arise  from State  Street's  own  negligence  or willful misconduct or the negligence or willful  misconduct of a sub-custodian or agent,  the  failure  or delay in  performance  of its  obligations hereunder  resulting  from or caused by;  (a) events or  circumstances beyond the reasonable  control of State Street or any sub-custodian or
          Securities  System or any agent or  nominee  of any of the  foregoing,
          including,   without  limitation,  the  interruption,   suspension  or
          restriction  of trading on or the  closure of any  securities  market, power or other mechanical or technological  failures or interruptions,
          computer  viruses  or  communications  disruptions,   work  stoppages,
          natural  disasters,  or other  similar  events or acts;  (b) errors by
          Funds  or  their  duly-authorized  investment  manager  or  investment
          advisor  in  their   instructions   to  State  Street   provided  such
          instructions  have been in  accordance  with this  Agreement;  (c) the bankruptcy,  insolvency, or receivership of any sub-custodian; (d) the insolvency  of or acts or omissions by a  Securities  System;  (e) any delay or failure of any broker, agent or intermediary, central bank or other commercially  prevalent payment or clearing system to deliver to
          State Street's  sub-custodian or agent securities  purchased or in the remittance or payment made in connection with securities sold; (f) any delay or failure of any company,  corporation, or other body in charge of registering or transferring securities in the name of State Street,
          Funds,  State  Street's  sub-custodians,  nominees  or  agents  or any consequential  losses arising out of such delay or failure to transfer such securities including  non-receipt of bonus,  dividends and rights and other  accretions or benefits;  (g) delays or inability to perform its duties due to any disorder in market  infrastructure  with respect to any particular security or Securities System; and (h) any provision of any  present  or future  law or  regulation  or order of the United
          States of America,  or any state  thereof,  or any other  country,  or
          political   subdivision   thereof   or  of  any  court  of   competent
          jurisdiction;

                                       18

     7)   State Street's  payment of money as requested by Funds,  or the taking of any action  that may,  in the  opinion of State  Street,  result in
          State Street or its nominee  assigned to Funds or the Portfolio  being liable for the payment of money or  incurring  liability of some other form. As a prerequisite to requiring State Street to take such action,
          Funds on behalf of the  Portfolio  shall  provide  indemnity  to State
          Street  in an amount  and form  satisfactory  to it. If Funds  require
          State Street, its affiliates,  subsidiaries or agents, to advance cash or securities for any purpose (including but not limited to securities settlements,  foreign exchange contracts and assumed settlement) or in the event that State Street or its nominee  shall incur or be assessed any taxes, charges,  expenses,  assessments,  claims or liabilities in connection with the performance of this Agreement,  except such as may arise  from  its or its  nominee's  own  negligent  action,  negligent failure to act or willful  misconduct,  any  property at any time held for the account of the applicable Portfolio shall be security therefor and should  Funds fail to repay State  Street  promptly,  State Street shall be  entitled  to utilize  available  cash and to dispose of such
          Portfolio's  assets to the extent  necessary to obtain  reimbursement;
          and

     8)   Any error, omission, inaccuracy or other deficiency in any Portfolio's accounts and records or other information  provided to State Street by or on behalf of a  Portfolio,  including  the  accuracy  of the prices quoted by the Pricing Sources, or the information supplied by Funds to value the assets, or the failure of Funds to provide,  or provide in a timely manner, any accounts,  records,  or information needed by State
          Street to perform its duties as recordkeeper hereunder.

SECTION 13 TERM AND TERMINATION. This Agreement shall become effective as of its execution  and shall  continue in full force and effect until  December 31, 2006
(the  "Initial  Term").  At least 180 days prior to the end of the Initial Term,
Funds will provide State Street with a non-binding  indication as to whether one or more of the Funds wish to renew this  Agreement  for an  additional  one year term (the  "Renewal  Term").  State Street shall  propose any changes to the Fee
Schedule  applicable to the Renewal Term no later than 120 days prior to the end of the  Initial  Term.  Thereafter,  the Funds  shall have thirty days to either accept such changes or provide notice of termination to State Street.

State  Street may  terminate  this  Agreement  at the end of the Initial Term by providing  Funds with written notice at least 90 days prior to the expiration of the Initial Term. This Agreement may be amended at any time by mutual  agreement of the parties  hereto.  The Funds,  on behalf of one or more of the Portfolios, may at any time by  action of its Board  (1)  substitute  another  bank or trust company  for  State  Street  by  Proper  Instruction  to  State  Street,  or (2)
immediately  terminate  this  Agreement  in the  event of the  appointment  of a conservator  or receiver for State Street by the  Comptroller of the Currency or
upon the happening of a like event at the direction of an appropriate regulatory agency or court of competent jurisdiction. Upon termination hereof:

     1)   Funds on behalf of each  applicable  Portfolio  shall (a) pay to State
          Street  such  compensation  as  may be due  as of  the  date  of  such termination  and shall likewise  reimburse State Street for its costs, expenses and  disbursements,  (b)  designate a successor  recordkeeper
          (which  may be Funds)  by  Proper  Instruction;  and (c)  designate  a successor custodian by Proper Instruction.

     2)   Upon payment of all sums due to it from Funds,  State Street shall (a)
          deliver all accounts and records to the successor recordkeeper (or, if none, to Funds) at the office of State Street,  and (b) deliver to the successor  custodian at the office of State Street,  duly endorsed and in the form for transfer,  all securities of each applicable Portfolio then held by it  hereunder  and shall  transfer  to an  account of the successor  custodian all of the securities of each such Portfolio held in a Securities System.

                                       19

          In the event that no successor  custodian  has been  designated  on or before the date when such  termination  shall become  effective,  then
          State  Street  shall  have  the  right to  deliver  to a bank or trust company,  which is a "bank" as defined in the 1940 Act, doing business in Boston, Massachusetts, or New York, New York, of its own selection, having an aggregate capital,  surplus, and undivided profits, as shown by its last  published  report,  of not  less  than  $25,000,000,  all securities,  funds and other properties held by State Street on behalf of each applicable  Portfolio and all instruments held by State Street relative thereto and all other property held by it hereunder on behalf of each  applicable  Portfolio,  and to transfer to an account of such successor  custodian all of the securities of each such Portfolio held in any Securities System. Thereafter, such bank or trust company shall be the successor of State Street hereunder.

In  the  event  that  securities,  funds  and  other  properties  remain  in the possession of State Street after the date of termination hereof owing to failure of Funds to designate a successor custodian or otherwise,  State Street shall be entitled  to fair  compensation  for its  services  during  such period as State
Street retains possession of such securities, funds and other properties and the provisions  hereof  relating to the duties and  obligations  of State  Street as custodian shall remain in full force and effect.  In the event that accounts and records  remain in the  possession of State Street after the date of termination hereof for any reason  other than State  Street's  failure to deliver  the same,
State Street shall be entitled to  compensation  for storage thereof during such period, and shall be entitled to destroy the same if not removed by Funds within ten (10) days after written demand.

SECTION 14 GENERAL

     SECTION 14.1 INTERPRETIVE AND ADDITIONAL PROVISIONS. In connection with the operation  hereof,  State Street and Funds on behalf of each of the  Portfolios, may from time to time agree on such provisions interpretive of or in addition to the  provisions  hereof as may in their  joint  opinion be  consistent  with the general tenor of this Agreement.  Any such interpretive or additional provisions shall be in a  writing  signed by both  parties  and  shall be  annexed  hereto, provided that no such interpretive or additional provisions shall contravene any applicable  federal  or state  regulations  or any  provision  of the  governing documents.  No  interpretive  or additional  provisions  made as provided in the preceding sentence shall be deemed to be an amendment of this Agreement.

     SECTION 14.2 ADDITIONAL  PORTFOLIOS.  In the event that Funds establish one or more additional  series with respect to which it desires to have State Street render services as custodian and recordkeeper  under the terms hereof,  it shall so notify  State Street in writing,  and if State Street  agrees to provide such services, such series shall become a Portfolio hereunder.

     SECTION 14.3  MASSACHUSETTS LAW TO APPLY. This Agreement shall be construed and the provisions thereof  interpreted under and in accordance with laws of The
Commonwealth of Massachusetts.

                                       20

     SECTION 14.4 PRIOR AGREEMENTS. This Agreement supersedes and terminates, as of the date hereof,  all prior agreements between Funds on behalf of each of the
Portfolios and State Street relating to the custody or  recordkeeping  of Funds'
assets.

     SECTION 14.5  INSTRUCTIONS  AND NOTICES.  Any Proper  Instruction,  notice, communication  or other  instrument  required to be given  hereunder  may be (a)
delivered  in person to the  offices of the parties as set forth  herein  during normal business hours; or (b) effected  directly between  electro-mechanical  or electronic  devises as provided in Section 6 hereof;  or (c)  delivered  prepaid registered  mail (in which  case it shall be  deemed to have been  served at the expiration of five business  days after  posting);  or (d) delivered by telecopy
(in which case it shall be deemed to have been served on the  business day after the receipt  thereof).  Each party hereto shall  designate from time to time the person(s)  and  address(es)  for Proper  Instructions  and other  communications related to the daily operations.  Proper  Instructions and other  communications related to this Agreement (including, but not limited to termination, breach, or default) shall be delivered at the following  addresses or such other  addresses as may be notified by any party from time to time.

To Funds:                              To State Street:

C/O AMERICAN CENTURY INVESTMENT        STATE STREET BANK AND TRUST COMPANY
MANAGEMENT, INC.                       801 Pennsylvania Avenue
4500 Main Street                       Kansas City, MO  64105
Kansas City, MO  64111                 Attention: Managing Counsel
Attention: Robert Leach                Telephone: 816-871-4100
Telephone: (816) 340-4413              Telecopy: 816-871-9675
Telecopy: (816) 340-9911

     SECTION 14.6  REPRODUCTION OF DOCUMENTS.  This Agreement and all schedules, addenda,  exhibits,  attachments and amendments  hereto may be reproduced by any photographic,  photostatic,  microfilm,  micro-card,  miniature  photographic or other  similar  process.  The  parties  hereto  all/each  agree  that  any  such reproduction  shall be  admissible  in  evidence as the  original  itself in any judicial  or  administrative  proceeding,  whether  or not  the  original  is in existence  and  whether  or not  such  reproduction  was  made by a party in the regular  course of  business,  and that any  enlargement,  facsimile  or further reproduction of such reproduction shall likewise be admissible in evidence.

     SECTION 14.7 REMOTE ACCESS SERVICES AGREEMENT. State Street and Funds agree to be bound by the terms of the Remote Access  Services  Agreement  dated May 2,
2005.

     SECTION  14.8  ASSIGNMENT.  Except  as  otherwise  set forth  herein,  this
Agreement may not be assigned by either party without the written consent of the other.  State Street shall have the right to delegate and  sub-contract  for the performance  of any or all of its duties  hereunder,  provided that State Street shall remain  responsible  for the  performance of such duties and all the terms and conditions  hereof shall continue to apply as though State Street  performed such duties itself.

     SECTION  14.9  COUNTERPARTS.  This  Agreement  may be  executed  in several counterparts,  each of which  shall be  deemed to be an  original,  and all such counterparts taken together shall constitute but one and the same Agreement.

                                       21

     SECTION  14.10  SEVERABILITY.   If  any  provision  in  this  Agreement  is
determined  to be  invalid,  illegal,  in  conflict  with  any law or  otherwise unenforceable,  the remaining provisions hereof will be considered severable and will not be affected thereby,  and every remaining  provision hereof will remain in full force and effect  and will  remain  enforceable  to the  fullest  extent permitted by applicable law.

     SECTION  14.11  CONFIDENTIALITY.  State Street  currently has a Standard of
Conduct  applicable to all of Street Street's and its  subsidiaries'  employees.
State  Street's  Standard of Conduct  provides  guidelines  for the security and confidentiality of client information, including nonpublic trading and portfolio holdings  information.  State Street's  guidelines  include  restrictions on the dissemination of nonpublic  information within State Street and its subsidiaries on a need-to-know  basis, and a prohibition on employees  engaging in securities transactions  based on insider  information  or knowledge of a client's  trading position  or plans.  State  Street  hereby  agrees  that  during the term of the
Agreement it will remain subject to State Street policies,  which are reasonably designed to prohibit the  dissemination  and use of Funds' nonpublic trading and portfolio holdings  information by employees of State Street and its affiliates, unless  such  dissemination  or use is:  (i) for the  purposes  set  forth in or contemplated by this Agreement,  (ii) at the direction of Fund, (iii) if Fund is or becomes a securities  lending client of State Street,  disclosed to borrowers and  borrowers'  affiliates  in  connection  with  loans  made  pursuant  to the
Securities Lending Agreement between Fund and State Street, or (iv) requested or
required  in  any  legal  or  regulatory   proceeding,   investigation,   audit,
examination,  subpoena,  civil investigative demand or other similar process, or required by operation of law or  regulation.  In addition,  State Street and its affiliates may also report and use nonpublic  portfolio holdings  information of its clients,  including Funds'  anonymously,  on an aggregated basis with all or substantially  all other client  information and without  specific  reference to
Fund.

     SECTION 14.12 SHAREHOLDER  COMMUNICATIONS ELECTION. SEC Rule 14b-2 requires banks which hold  securities for the account of customers to respond to requests by issuers of  securities  for the names,  addresses  and holdings of beneficial owners of securities of that issuer held by the bank unless the beneficial owner has expressly  objected to disclosure  of this  information.  In order to comply with the rule,  State Street needs Funds to indicate whether it authorizes State
Street to  provide  Funds'  name,  address,  and share  position  to  requesting companies  whose  securities  Funds own. If Funds tell State Street "no",  State
Street will not provide this information to requesting companies.  If Funds tell
State Street "yes" or does not check either "yes" or "no" below, State Street is required  by the  rule to  treat  Funds  as  consenting  to  disclosure  of this information  for  all  securities  owned  by  Funds  or any  funds  or  accounts established by Funds. For Funds'  protection,  the Rule prohibits the requesting company from using Funds' names and address for any purpose other than corporate communications.  Please  indicate  below  whether  Funds  consent  or  object by checking one of the alternatives below.

     YES  [ ] State Street is authorized to release Funds' names, addresses, and share positions.

     NO   [X] State Street is not authorized to release Funds' names, addresses, and share positions.

                                       22

     IN WITNESS  WHEREOF,  each of the parties has caused this  instrument to be executed in its name and behalf by its duly authorized  representative effective as of the day and year first written above.

FUNDS LISTED ON SCHEDULE 1                   FUND OFFICER SIGNATURES ATTESTED TO
                                             BY:

By:    /s/ Maryanne L. Roepke                By:    /s/ Ward D. Stuaffer
       -----------------------------------          ------------------------------------
Name:  Maryanne L. Roepke                    Name:  Ward D. Stauffer
Title: Senior Vice President                 Title: Secretary

STATE STREET BANK AND TRUST COMPANY          SIGNATURE ATTESTED TO BY:

By:    /s/ Mark Nicolson                     By:    /s/ Bev Edwards
       ------------------------------------         ------------------------------------
Name:  Mark Nicholson                        Name:  Bev Edwards
Title: Vice President                        Title: Vice President and Counsel

                                       23

SCHEDULE 1-  FUNDS/PORTFOLIOS

American  Century  Inflation-Protection  Bond Fund, a series of American Century
Investment Trust

American  Century   International  Bond  Fund,  a  series  of  American  Century
International Bond Funds

                                       24

FEE SCHEDULE

--------------------------------------------------------------------------------
DOMESTIC CUSTODY SERVICES
--------------------------------------------------------------------------------

         ASSET-BASE FEE:                 All assets            .25 basis points
         ---------------

         CHARGES PER TRANSACTION:
         ------------------------
         Book Entry (DTC, FED)                                 $ 5.00
         P&I Paydowns                                            5.00
         Physicals                                              25.00
         Options/Futures                                        15.00
         Others                                                 10.00

-----------------------------------------------------------------------------------------------
GLOBAL CUSTODY SERVICES
-----------------------------------------------------------------------------------------------

                    GROUP A     GROUP B    GROUP C       GROUP D        GROUP E       GROUP F

TRANSACTION ($)     $25         $40        $50           $60            $70           $150
(Per trade)
FOREIGN EXCHANGE
    -THIRD PARTY
    -STATE STREET   $16         $16        $16           $16            $16           $16
                    N/C         N/C        N/C           N/C            N/C           N/C

HOLDING (BP)        2.0         3.5        6.0           9.0            25.0          40.0

                    EUROCLEAR   AUSTRIA    AUSTRALIA     DENMARK        INDONESIA     ARGENTINA
                    JAPAN       GERMANY    BELGIUM       FINLAND        MALAYSIA      BANGLADESH
                    CANADA                 BERMUDA       FRANCE         PHILIPPINES   BRAZIL
                                           HONG KONG     IRELAND        POLAND        CHILE
                                           NETHERLANDS   ITALY          PORTUGAL      CHINA
                                           NEW ZEALAND   LUXEMBOURG     SOUTH KOREA   COLUMBIA
                                           SINGAPORE     MEXICO         SRI LANKA     GREECE
                                           SWITZERLAND   NORWAY         SWEDEN        INDIA
                                                         SPAIN          TAIWAN        ISRAEL
                                                         THAILAND                     PAKISTAN
                                                         UNITED KINGDOM               PERU
                                                                                      TURKEY
                                                                                      URUGUAY
                                                                                      VENZUELA

-----------------------------------------------------------------------------------------------
FUND ACCOUNTING SERVICES (VIA PAS SYSTEM)
-----------------------------------------------------------------------------------------------

         MONTHLY PORTFOLIO BASE FEE:
         ---------------------------
         Per Portfolio                                                   $2,500

                                       25

--------------------------------------------------------------------------------
REIMBURSABLE EXPENSES
--------------------------------------------------------------------------------

     Reimbursable expenses will be passed on to Funds as incurred. A billing for the recovery of applicable reimbursable expenses will be made as of the end of each month.  Reimbursable  expenses include,  but are not limited to the following:

     - Pricing                               - Wire Charges ($5.25 in/$5.00 out)
     - Sub-custodian charges                 - 17-F-5 annual review
     - Telex

--------------------------------------------------------------------------------
OVERDRAFTS
--------------------------------------------------------------------------------

     Overdrafts are not allowed,  however,  should one occur through operational error,  the charge will be calculated at the monthly average Prime rate (as published in the Wall Street Journal) and charged on a daily basis.

--------------------------------------------------------------------------------
BALANCE CREDITS
--------------------------------------------------------------------------------

     Balance  credits can be used to offset fees.  Any credits in excess of fees will be carried forward from month to month through the end of the calendar year. For calculation  purposes,  State Street uses an actual/actual basis.
     Balance  credits are  calculated  at 75% of the bank credit rate applied to daily custody collected cash balances for the month.

     The bank credit rate is the equivalent to the lesser of:

     The  average  91-day  Treasury  Bill  discount  rate for the month,  or The average Federal Funds rate for the month less 50 basis points.

--------------------------------------------------------------------------------
IMPLEMENTATION FEE (ONE-TIME)
--------------------------------------------------------------------------------

     Implementation  fee  to  convert  existing  International  Bond  Fund  from
          Multi-Currency Horizon system to PAS system and set-up cost associated
          with Inflation Protection Bond and Market Neutral Funds       *$50,000

     *Implementation  fee will be waived if Funds  select  the PAS  software  to replace the current proprietary fund accounting system. Final decision regarding accounting system to be communicated prior to December 31st,
          2005.

SPECIAL SERVICES

     Fees for activities of a non-recurring  nature such as fund  consolidations or reorganizations, extraordinary security shipments and the preparation of special reports will be subject to negotiation.  Fees for yield calculation and other special items will be negotiated separately.

PAYMENT

     All changes to the fee  schedule  shall be  addressed  in  accordance  with section 13 of the Agreement.  The above fees will be charged against Funds'
     DDA  accounts  10 days after the  invoice  is mailed to Funds.  Any fees or reimbursable  expenses  not paid within 30 days of the date of the original invoice will be charged a late payment fee of 1% per month until payment of the fees are  received by State  Street.  Billing  will be made  monthly by
     State Street.

                                       26

                                   SCHEDULE A
                STATE STREETGLOBAL CUSTODY NETWORK SUBCUSTODIANS
                                    May, 2005

COUNTRY                    SUBCUSTODIAN

Argentina                  Citibank, N.A.

Australia                  Westpac Banking Corporation

Austria                    Erste Bank der Osterreichischen Sparkassen AG

Bahrain                    HSBC Bank Middle East
                           (as delegate of the Hongkong and Shanghai Banking
                           Corporation Limited)

Bangladesh                 Standard Chartered Bank

Belgium                    BNP Paribas Securities Services, S.A.

Benin                      via Societe Generale de Banques en Cote d'Ivoire,
                           Abidjan, Ivory Coast

Bermuda                    The Bank of Bermuda Limited

Bolivia                    Citibank, N. A.

Botswana                   Barclays Bank of Botswana Limited

Brazil                     Citibank, N.A.

Bulgaria                   ING Bank N.V.

Burkina Faso               via Societe Generale de Banques en Cote d'Ivoire,
                           Abidjan, Ivory Coast

Canada                     State Street Trust Company Canada

Cayman Islands             Bank of Nova Scotia Trust Company (Cayman) Ltd.

Chile                      BankBoston, N.A.

People's Republic          The Hongkong and Shanghai Banking Corporation Limited,
of China                   Shanghai and Shenzhen branches

Colombia                   Cititrust Colombia S.A. Sociedad Fiduciaria

Costa Rica                 Banco BCT S.A.

Croatia                    Privredna Banka Zagreb d.d

Cyprus                     Cyprus Popular Bank Ltd.

Czech Republic             Eeskoslovenska Obchodni Banka, A.S.

Denmark                    Danske Bank A/S

Ecuador                    Citibank, N.A.

                                       27

                                   SCHEDULE A
                STATE STREETGLOBAL CUSTODY NETWORK SUBCUSTODIANS
                                    May, 2005

COUNTRY                    SUBCUSTODIAN

Egypt                      HSBC Bank Egypt S.A.E.
                           (as delegate of The Hongkong and Shanghai Banking
                           Corporation Limited)

Estonia                    AS Hansabank

Finland                    Nordea Bank Finland Plc.

France                     BNP Paribas Securities Services, S.A.

Germany                    Deutsche Bank AG
                           Dresdner Bank AG

Ghana                      Barclays Bank of Ghana Limited

Greece                     National Bank of Greece S.A.

Guinea-Bissau              via Societe Generale de Banques en Cote d'Ivoire,
                           Abidjan, Ivory Coast

Hong Kong                  Standard Chartered Bank

Hungary                    HVB Bank Hungary Rt.

Iceland                    Kaupthing Bunadarbanki hf.

India                      Deutsche Bank AG
                           The Hongkong and Shanghai Banking Corporation Limited

Indonesia                  Standard Chartered Bank

Ireland                    Bank of Ireland

Israel                     Bank Hapoalim B.M.

Italy                      BNP Paribas Securities Services, S.A.

Ivory Coast                Societe Generale de Banques en Cote d'Ivoire

Jamaica                    Bank of Nova Scotia Jamaica Ltd.

Japan                      Mizuho Corporate Bank Ltd.
                           Sumitomo Mitsui Banking Corporation

Jordan                     HSBC Bank Middle East
                           (as delegate of the Hongkong and Shanghai Banking
                           Corporation Limited)

Kazakhstan                 HSBC Bank Kazakhstan
                           (as delegate of the Hongkong and Shanghai Banking
                           Corporation Limited)

Kenya                      Barclays Bank of Kenya Limited

                                       28

                                   SCHEDULE A
                STATE STREETGLOBAL CUSTODY NETWORK SUBCUSTODIANS
                                    May, 2005

COUNTRY                    SUBCUSTODIAN

Republic of Korea          Deutsche Bank AG
                           The Hongkong and Shanghai Banking Corporation Limited

Latvia                     A/s Hansabanka

Lebanon                    HSBC Bank Middle East
                           (as delegate of The Hongkong and Shanghai Banking
                           Corporation Limited)

Lithuania                  Vilniaus Bankas AB

Malaysia                   Standard Chartered Bank Malaysia Berhad

Mali                       via Societe Generale de Banques en Cote d'Ivoire,
                           Abidjan, Ivory Coast

Mauritius                  The Hongkong and Shanghai Banking Corporation Limited

Mexico                     Banco Nacional de Mexico S.A.

Morocco                    Banque Commerciale du Maroc

Namibia                    Standard Bank Namibia Limited

Netherlands                Deutsche Bank N.V.
                           KAS BANK N.V.

New Zealand                Westpac Banking Corporation

Niger                      via Societe Generale de Banques en Cote d'Ivoire,
                           Abidjan, Ivory Coast

Nigeria                    Stanbic Bank Nigeria Limited

Norway                     Nordea Bank Norge ASA

Oman                       HSBC Bank Middle East
                           (as delegate of The Hongkong and Shanghai Banking
                           Corporation Limited)

Pakistan                   Deutsche Bank AG

Palestine                  HSBC Bank Middle East
                           (as delegate of The Hongkong and Shanghai Banking
                           Corporation Limited)

Panama                     BankBoston, N.A.

Peru                       Citibank, N.A.

Philippines                Standard Chartered Bank

Poland                     Bank Handlowy w Warszawie S.A.

Portugal                   Banco Comercial Portugues S.A.

Puerto Rico                Citibank N.A.

                                       29

                                   SCHEDULE A
                STATE STREETGLOBAL CUSTODY NETWORK SUBCUSTODIANS
                                    May, 2005

COUNTRY                    SUBCUSTODIAN

Qatar                      HSBC Bank Middle East
                           (as delegate of The Hongkong and Shanghai Banking
                           Corporation Limited)

Romania                    ING Bank N.V.

Russia                     ING Bank (Eurasia) ZAO, Moscow

Senegal                    via Societe Generale de Banques en Cote d'Ivoire,
                           Abidjan, Ivory Coast

Singapore                  DBS Bank Limited
                           United Overseas Bank Limited

Slovak Republic            Eeskoslovenska Obchodni Banka, A.S., pobocka
                           zahranicnej banky v SR

Slovenia                   Bank Austria Creditanstalt d.d. - Ljubljana

South Africa               Nedcor Bank Limited
                           Standard Bank of South Africa Limited

Spain                      Santander Central Hispano Investment S.A.

Sri Lanka                  The Hongkong and Shanghai Banking Corporation Limited

Swaziland                  Standard Bank Swaziland Limited

Sweden                     Skandinaviska Enskilda Banken AB

Switzerland                UBS AG

Taiwan - R.O.C.            Central Trust of China

Thailand                   Standard Chartered Bank

Togo                       via Societe Generale de Banques en Cote d'Ivoire,
                           Abidjan, Ivory Coast

Trinidad & Tobago          Republic Bank Limited

Tunisia                    Banque Internationale Arabe de Tunisie

Turkey                     Citibank, N.A.

Uganda                     Barclays Bank of Uganda Limited

Ukraine                    ING Bank Ukraine

United Arab Emirates       HSBC Bank Middle East
                           (as delegate of The Hongkong and Shanghai Banking
                           Corporation Limited)

United Kingdom             State Street Bank and Trust Company, London Branch

Uruguay                    BankBoston, N.A.

                                       30

                                   SCHEDULE A
                STATE STREETGLOBAL CUSTODY NETWORK SUBCUSTODIANS
                                    May, 2005

COUNTRY                    SUBCUSTODIAN

Venezuela                  Citibank, N.A.

Vietnam                    The Hongkong and Shanghai Banking Corporation Limited

Zambia                     Barclays Bank of Zambia Plc.

Zimbabwe                   Barclays Bank of Zimbabwe Limited

                                       31

                                   SCHEDULE B
                       STATE STREET GLOBAL CUSTODY NETWORK
                    DEPOSITORIES OPERATING IN NETWORK MARKETS
                                    May, 2005

COUNTRY                    DEPOSITORIES

Argentina                  Caja de Valores S.A.

Australia                  Austraclear Limited

Austria                    Oesterreichische Kontrollbank AG
                           (Wertpapiersammelbank Division)

Bahrain                    Clearing, Settlement, and Depository System of the
                           Bahrain Stock Exchange

Belgium                    Banque Nationale de Belgique
                           Caisse Interprofessionnelle de Depots et de
                           Virements de Titres, S.A.

Benin                      Depositaire Central - Banque de Reglement

Bermuda                    Bermuda Securities Depository

Brazil                     Central de Custodia e de Liquidacao Financeira de
                           Titulos Privados (CETIP)
                           Companhia Brasileira de Liquidacao e Custodia
                           Sistema Especial de Liquidacao e de Custodia (SELIC)

Bulgaria                   Bulgarian National Bank
                           Central Depository AD

Burkina Faso               Depositaire Central - Banque de Reglement

Canada                     The Canadian Depository for Securities Limited

Chile                      Deposito Central de Valores S.A.

People's Republic          China Securities Depository and Clearing Corporation
of China                   Limited Shanghai Branch
                           China Securities Depository and Clearing Corporation
                           Limited Shenzhen Branch

Colombia                   Deposito Central de Valores
                           Deposito Centralizado de Valores de Colombia S..A.
                           (DECEVAL)

Costa Rica                 Central de Valores S.A.

Croatia                    Ministry of Finance
                           Sredisnja Depozitarna Agencija d.d.

Cyprus                     Central Depository and Central Registry

Czech Republic             Czech National Bank
                           Stredisko cennych papiru - Ceska republika

Denmark                    Vaerdipapircentralen (Danish Securities Center)

Egypt                      Misr for Clearing, Settlement, and Depository S.A.E.

Estonia                    Eesti Vaartpaberikeskus

                                       1

                                   SCHEDULE B
                       STATE STREET GLOBAL CUSTODY NETWORK
                    DEPOSITORIES OPERATING IN NETWORK MARKETS
                                    May, 2005

COUNTRY                    DEPOSITORIES

Finland                    Suomen Arvopaperikeskus

France                     Euroclear France

Germany                    Clearstream Banking AG, Frankfurt

Greece                     Apothetirion Titlon AE - Central Securities Depository
                           Bank of Greece, System for Monitoring Transactions in
                           Securities in Book-Entry Form

Guinea-Bissau              Depositaire Central - Banque de Reglement

Hong Kong                  Central Moneymarkets Unit
                           Hong Kong Securities Clearing Company Limited

Hungary                    Kozponti Elszamolohaz es Ertektar (Budapest) Rt.
                           (KELER)

Iceland                    Icelandic Securities Depository Limited

India                      Central Depository Services India Limited
                           National Securities Depository Limited
                           Reserve Bank of India

Indonesia                  Bank Indonesia
                           PT Kustodian Sentral Efek Indonesia

Israel                     Tel Aviv Stock Exchange Clearing House Ltd. (TASE
                           Clearinghouse)

Italy                      Monte Titoli S.p.A.

Ivory Coast                Depositaire Central - Banque de Reglement

Jamaica                    Jamaica Central Securities Depository

Japan                      Bank of Japan  - Net System
                           Japan Securities Depository Center (JASDEC)
                           Incorporated

Kazakhstan                 Central Depository of Securities

Kenya                      Central Bank of Kenya

Republic of Korea          Korea Securities Depository

Latvia                     Latvian Central Depository

Lebanon                    Banque du Liban
                           Custodian and Clearing Center of Financial Instruments
                           for Lebanon and the Middle East (Midclear) S.A.L.

Lithuania                  Central Securities Depository of Lithuania

                                       2

                                   SCHEDULE B
                       STATE STREET GLOBAL CUSTODY NETWORK
                    DEPOSITORIES OPERATING IN NETWORK MARKETS
                                    May, 2005

COUNTRY                    DEPOSITORIES

Malaysia                   Bank Negara Malaysia
                           Malaysian Central Depository Sdn. Bhd.

Mali                       Depositaire Central - Banque de Reglement

Mauritius                  Bank of Mauritius
                           Central Depository and Settlement Co. Ltd.

Mexico                     S.D. Indeval, S.A. de C.V.

Morocco                    Maroclear

Namibia                    Bank of Namibia

Netherlands                Euroclear Nederlands

New Zealand                New Zealand Central Securities Depository Limited

Niger                      Depositaire Central - Banque de Reglement

Nigeria                    Central Securities Clearing System Limited

Norway                     Verdipapirsentralen (Norwegian Central Securities
                           Depository)

Oman                       Muscat Depository & Securities Registration Company,
                           SAOC

Pakistan                   Central Depository Company of Pakistan Limited
                           State Bank of Pakistan

Palestine                  Clearing Depository and Settlement, a department of
                           the Palestine Stock Exchange

Panama                     Central Latinoamericana de Valores, S.A. (LatinClear)

Peru                       Caja de Valores y Liquidaciones, Institucion de
                           Compensacion y Liquidacion de Valores S.A

Philippines                Philippine Central Depository, Inc.
                           Registry of Scripless Securities (ROSS) of the
                           Bureau of Treasury

Poland                     Central Treasury Bills Registrar
                           Krajowy Depozyt Papierow Wartos'ciowych S.A.
                           (National Depository of Securities)

Portugal                   INTERBOLSA - Sociedade Gestora de Sistemas de
                           Liquidacao e de Sistemas Centralizados de Valores
                           Mobiliarios, S.A.

Qatar                      Central Clearing and Registration (CCR), a department
                           of the Doha Securities Market

                                       3

                                   SCHEDULE B
                       STATE STREET GLOBAL CUSTODY NETWORK
                    DEPOSITORIES OPERATING IN NETWORK MARKETS
                                    May, 2005

COUNTRY                    DEPOSITORIES

Romania                    Bucharest Stock Exchange Registry Division
                           National Bank of Romania
                           National Securities Clearing, Settlement and
                           Depository Company

Russia                     Vneshtorgbank, Bank for Foreign Trade of the Russian
                           Federation

Senegal                    Depositaire Central - Banque de Reglement

Singapore                  The Central Depository (Pte) Limited
                           Monetary Authority of Singapore

Slovak Republic            National Bank of Slovakia
                           Stredisko cennych papierov SR, a.s.

Slovenia                   KDD - Centralna klirinsko depotna druzba d.d.

South Africa               Share Transactions Totally Electronic (STRATE) Ltd.

Spain                      IBERCLEAR

Sri Lanka                  Central Depository System (Pvt) Limited

Sweden                     Vardepapperscentralen  VPC AB (Swedish Central
                           Securities Depository)

Switzerland                SegaIntersettle AG (SIS)

Taiwan - R.O.C.            Taiwan Securities Central Depository Company Limited

Thailand                   Bank of Thailand
                           Thailand Securities Depository Company Limited

Togo                       Depositaire Central - Banque de Reglement

Trinidad and Tobago        Trinidad and Tobago Central Bank

Tunisia                    Societe Tunisienne Interprofessionelle pour la
                           Compensation et de Depots des Valeurs Mobilieres
                           (STICODEVAM)

Turkey                     Central Bank of Turkey
                           Takas ve Saklama Bankasi A.S. (TAKASBANK)

Uganda                     Bank of Uganda

Ukraine                    Mizhregionalny Fondovy Souz
                           National Bank of Ukraine

United Arab Emirates       Clearing and Depository System, a department of
                           theDubai Financial Market

Uruguay                    Banco Central del Uruguay

                                       4

                                   SCHEDULE B
                       STATE STREET GLOBAL CUSTODY NETWORK
                    DEPOSITORIES OPERATING IN NETWORK MARKETS
                                    May, 2005

COUNTRY                    DEPOSITORIES

Venezuela                  Banco Central de Venezuela

Vietnam                    Securities Registration, Clearing and Settlement,
                           Depository Department of the Securities Trading Center

Zambia                     Bank of Zambia
                           LuSE Central Shares Depository Limited

TRANSNATIONAL

Euroclear
Clearstream Banking, S.A.

                                   SCHEDULE C
                               MARKET INFORMATION
                                    May 2005

PUBLICATION/TYPE OF INFORMATION
(SCHEDULED FREQUENCY)                                        BRIEF DESCRIPTION
------------------------------   ------------------------------------------------------------------------
THE GUIDE TO CUSTODY             An overview of settlement and safekeeping procedures, custody
IN WORLD MARKETS                 practices and foreign investor considerations for the markets in which
(hardcopy annually and           State Street offers custodial services.
regular website updates)
------------------------------   ------------------------------------------------------------------------
GLOBAL CUSTODY NETWORK REVIEW    Information relating to Foreign Sub-Custodians in State Street's
(annually)                       Global Custody Network.  The Review stands as an integral part of the materials that State Street provides to its U.S. mutual fund clients to assist them in complying with SEC Rule 17f-5. The Review also gives insight into State Street's market expansion and Foreign Sub-Custodian selection processes, as well as the procedures and controls used to monitor the financial condition and performance of our Foreign
                                 Sub-Custodian banks.
------------------------------   ------------------------------------------------------------------------
SECURITIES DEPOSITORY REVIEW     Custody risk analyses of the Foreign Securities Depositories presently
(annually)                       operating in Network markets.  This publication is an integral part of the materials that State Street provides to its U.S. mutual fund clients to meet informational obligations created by SEC Rule 17f-7.
------------------------------   ------------------------------------------------------------------------
GLOBAL LEGAL SURVEY              With respect to each market in which State Street offers custodial
(annually)                       services, opinions relating to whether local law restricts (i) access of a fund's independent public accountants to books and records of a
                                 Foreign Sub-Custodian or Foreign Securities System, (ii) a fund's ability to recover in the event of bankruptcy or insolvency of a
                                 Foreign Sub-Custodian or Foreign Securities System, (iii) a fund's ability to recover in the event of a loss by a Foreign Sub-Custodian or Foreign Securities System, and (iv) the ability of a foreign investor to convert cash and cash equivalents to U.S. dollars.
------------------------------   ------------------------------------------------------------------------
SUBCUSTODIAN AGREEMENTS          Copies of the contracts that State Street has entered into with each
(annually)                       Foreign Sub-Custodian that maintains U.S. mutual fund assets in the markets in which State Street offers custodial services.
------------------------------   ------------------------------------------------------------------------
GLOBAL MARKET BULLETIN           Information on changing settlement and custody conditions in markets
(daily or as necessary)          where State Street offers custodial services. Includes changes in market and tax regulations, depository developments, dematerialization information, as well as other market changes that may impact State
                                 Street's clients.
------------------------------   ------------------------------------------------------------------------
FOREIGN CUSTODY ADVISORIES       For those markets where State Street offers custodial services that
(as necessary)                   exhibit special risks or infrastructures impacting custody, State
                                 Street issues market advisories to highlight those unique market factors which might impact our ability to offer recognized custody service levels.
------------------------------   ------------------------------------------------------------------------
MATERIAL CHANGE NOTICES          Informational letters and accompanying materials confirming State
(presently on a                  Street's foreign custody arrangements, including a summary of material
quarterly basis or as            changes with Foreign Sub-Custodians that have occurred during the
otherwise necessary)             previous quarter. The notices also identify any material changes in the custodial risks associated with maintaining assets with Foreign
                                 Securities Depositories
------------------------------   ------------------------------------------------------------------------

                                     1

                       FUNDS TRANSFER OPERATING GUIDELINES

1.   OBLIGATION  OF  THE  SENDER:  State  Street  Bank  and  Trust  Company  and
affiliates ("SSB") is authorized to promptly debit Client's  account(s) upon the receipt of a payment  order in  compliance  with any of the Security  Procedures chosen by the Client, from those offered on the attached selection form (and any updated selection forms hereafter  executed by the Client),  for funds transfers and in the  amount of money that SSB has been  instructed  to  transfer.  SSB is hereby  instructed to accept funds transfer  instructions  only via the delivery methods and Security  Procedures  indicated on the attached  selection form (and any updated selection forms hereafter executed by the Client). The Client agrees that the Security  Procedures  are reasonable and adequate for its wire transfer transactions  and  agrees  to be bound by any  payment  orders,  amendments  and cancellations, whether or not authorized, issued in its name and accepted by SSB after being  confirmed by any of the selected  Security  Procedures.  The Client also agrees to be bound by any other valid and authorized payment order accepted by SSB.  SSB shall  execute  payment  orders  in  compliance  with the  selected
Security Procedures and with the  Client's/Investment  Manager's instructions on the execution date provided that such payment order is received by the customary deadline for  processing  such a request,  unless the payment order  specifies a later time.  SSB will use  reasonable  efforts to execute on the execution  date payment  orders  received after the customary  deadline,  but if it is unable to execute any such payment order on the execution date, such payment order will be deemed to have been received on the next business day.

2.   SECURITY  PROCEDURES:  The Client  acknowledges  that the selected Security
Procedures were selected by the Client from Security  Procedures offered by SSB.
The Client shall restrict  access to  confidential  information  relating to the
Security Procedures to authorized persons as communicated in writing to SSB. The
Client  must  notify SSB  immediately  if it has reason to believe  unauthorized persons may have  obtained  access to such  information  or of any change in the
Client's  authorized  personnel.  SSB  shall  verify  the  authenticity  of  all instructions according to the selected Security Procedures.

3.   ACCOUNT  NUMBERS:  SSB shall process all payment orders on the basis of the account  number  contained in the payment  order.  In the event of a discrepancy between any name  indicated  on the payment  order and the account  number,  the account number shall take  precedence and govern.  Financial  institutions  that receive  payment  orders  initiated by SSB at the  instruction of the Client may also process payment orders on the basis of account  numbers,  regardless of any name  included  in the  payment  order.  SSB  will  also  rely on any  financial institution  identification numbers included in any payment order, regardless of any financial institution name included in the payment order.

4.   REJECTION:  SSB  reserves  the right to  decline  to  process  or delay the processing of a payment order which (a) is in excess of the collected balance in the account to be charged at the time of SSB's  receipt of such  payment  order;
(b) if initiating such payment order would cause SSB, in SSB's sole judgment, to exceed any applicable volume, aggregate dollar, network, time, credit or similar limits upon wire  transfers;  or (c) if SSB, in good faith, is unable to satisfy itself that the transaction has been properly authorized.

5.   CANCELLATION OR AMENDMENT:  SSB shall use reasonable  efforts to act on all authorized  requests to cancel or amend  payment  orders  received in compliance with the selected Security  Procedures  provided that such requests are received in  sufficient  time to  afford  SSB a  reasonable  opportunity  to act prior to executing the payment  order.  However,  SSB assumes no liability if the request for amendment or cancellation cannot be satisfied by SSB's reasonable efforts.

6.   ERRORS:  SSB shall  assume no  responsibility  for  failure  to detect  any erroneous  payment  order  provided  that SSB  complies  with the payment  order instructions as received and SSB complies with the selected Security Procedures.
The  Security  Procedures  are  established  for the  purpose of  authenticating payment orders only and not for the detection of errors in payment orders.

7.   INTEREST AND LIABILITY LIMITS:  SSB shall assume no responsibility for lost interest  with  respect to the  refundable  amount of any  unauthorized  payment order,  unless SSB is notified of the  unauthorized  payment order within thirty
(30) days of  notification by SSB of the acceptance of such payment order. In no event  (including  but not limited to failure to execute a payment  order) shall
SSB be liable for special, indirect or consequential damages, even if advised of the possibility of such damages.

8.   AUTOMATED CLEARING HOUSE ("ACH") CREDIT ENTRIES/PROVISIONAL  PAYMENTS: When
the Client  initiates or receives ACH credit and debit entries pursuant to these
Guidelines and the rules of the National  Automated  Clearing House  Association
and the  Mid-America  Payment  Exchange or other similar body,  SSB or its agent will act as an Originating  Depository  Financial  Institution  and/or Receiving
Depository  Financial  Institution,  as the case may be,  with  respect  to such entries. Credits given with respect to an ACH credit entry are provisional until final  settlement  for such entry is received from the Federal  Reserve Bank. If such final settlement is not received,  the Client agrees to promptly refund the amount  credited  to the Client in  connection  with such  entry,  and the party making payment to the Client via such entry shall not be deemed to have paid the amount of the entry.

                                       2

9.   CONFIRMATIONS:  Confirmation  of SSB's  execution  of payment  orders shall ordinarily be provided  within 24 hours.  Notice may be delivered  through SSB's account statements,  advices,  information systems, or by facsimile or callback.
The Client must report any objections to the execution of a payment order within
30 days.

10.  MISCELLANEOUS:  SSB may use the Federal  Reserve  System Fedwire to execute payment  orders,  and any  payment  order  carried  in whole or in part  through
Fedwire  will  be  subject  to  applicable   Federal  Reserve  Board  rules  and
regulations.  SSB and the Client  agree to  cooperate  to attempt to recover any funds  erroneously paid to wrong parties,  regardless of any fault of SSB or the
Client, but the party responsible for the erroneous payment shall bear all costs and expenses  incurred in trying to effect such recovery.  These  Guidelines may not be amended except by a written agreement signed by the parties.

11.  LIABILITY ON FOREIGN ACCOUNTS:  State Street shall not be required to repay any deposit made at a non-U.S.  branch of State Street, or any deposit made with
State Street and denominated in a non-U.S. dollar currency, if repayment of such deposit or the use of assets  denominated  in the  non-U.S.  dollar  currency is prevented,  prohibited  or  otherwise  blocked  due  to:  (a)  an  act  of  war, insurrection  or civil  strife;  (b) any  action  by a  non-U.S.  government  or instrumentality or authority asserting governmental, military or police power of any  kind,  whether  such  authority  be  recognized  as a  defacto  or a dejure government,  or by any entity,  political or revolutionary movement or otherwise that usurps,  supervenes or otherwise materially impairs the normal operation of civil  authority;  or (c) the  closure of a non-U.S.  branch of State  Street in order to  prevent,  in the  reasonable  judgment  of State  Street,  harm to the employees or property of State Street.  The obligation to repay any such deposit shall not be transferred to and may not be enforced  against any other branch of
State Street.

The foregoing  provisions  constitute the disclosure  required by  Massachusetts
General Laws, Chapter 167D, Section 36.

While State  Street is not  obligated  to repay any  deposit  made at a non-U.S.
branch or any deposit  denominated in a non-U.S.  currency  during the period in which its repayment has been prevented,  prohibited or otherwise blocked,  State
Street  will  repay  such  deposit  when  and if all  circumstances  preventing, prohibiting or otherwise blocking repayment cease to exist

                                       3

                       SECURITY PROCEDURES SELECTION FORM

Please select at least two of the funds transfer security  procedures  indicated
below.

[XX]  SWIFT
      SWIFT (Society for Worldwide Interbank Financial  Telecommunication)  is a
      cooperative  society owned and operated by member  financial  institutions that provides telecommunication services for its membership. Participation is limited to  securities  brokers and dealers,  clearing  and  depository
      institutions,   recognized   exchanges  for  securities,   and  investment
      management  institutions.  SWIFT  provides a number of  security  features through  encryption and  authentication  to protect  against  unauthorized access, loss or wrong delivery of messages,  transmission  errors, loss of confidentiality and fraudulent changes to messages.

      SELECTION  OF  THIS  SECURITY  PROCEDURE  WOULD  BE MOST  APPROPRIATE  FOR
      EXISTING SWIFT MEMBERS.

[]    REMOTE BATCH TRANSMISSION
      Wire  transfer   instructions   are  delivered  via   Computer-to-Computer
      (CPU-CPU) data communications  between the Client and/or its agent and SSB and/or its agent. Security procedures include encryption and/or the use of a test key by those individuals authorized as Automated Batch Verifiers or a callback procedure to those individuals.

      CLIENTS  SELECTING  THIS  OPTION  SHOULD  HAVE AN  EXISTING  FACILITY  FOR
      COMPLETING  CPU-CPU  TRANSMISSIONS.  THIS DELIVERY  MECHANISM IS TYPICALLY
      USED FOR HIGH-VOLUME BUSINESS SUCH AS SHAREHOLDER REDEMPTIONS AND DIVIDEND
      PAYMENTS.

[]    AUTOMATED CLEARING HOUSE (ACH)
      SSB or its agent receives an automated  transmission from a Client for the initiation of payment (credit) or collection (debit)  transactions through the ACH network.  The transactions  contained on each transmission or tape must be  authenticated  by the Client.  The  transmission is sent from the
      Client's  or its  agent's  system  to SSB's  or its  agent's  system  with encryption.

[XX]  REPETITIVE WIRES
      For situations where funds are transferred  periodically  from an existing authorized account to the same payee (destination bank and account number)
      and only the date and currency amount are variable,  a repetitive wire may be implemented.  Repetitive  wires will be subject to a $10 million limit.
      If the payment order exceeds the $10 million limit,  the instruction  will be confirmed by  Telephone  Confirmation  (Call Back) or Test Key prior to execution.  Repetitive  wire  instructions  must be reconfirmed  annually.
      Clients  may  establish  Repetitive  Wires by  following  the agreed  upon security procedures as described by Telephone  Confirmation (Call Back) or
      Test Key.

      THIS ALTERNATIVE IS RECOMMENDED WHENEVER FUNDS ARE FREQUENTLY  TRANSFERRED
      BETWEEN THE SAME TWO ACCOUNTS.  IF THIS OPTION IS SELECTED,  CHOOSE EITHER
      TELEPHONE  CONFIRMATION  OR TEST KEY TO BE USED AS A  SECONDARY  PROCEDURE
      WHEN OVER $10 MILLION.

[XX]  STANDING INSTRUCTIONS
      Funds  are  transferred  by  SSB  to  a  counter  party  on  the  Client's established  list of  authorized  counter  parties.  Only the date and the dollar amount are variable.  Clients may establish Standby Instructions by following  the agreed upon  security  procedures as described by Telephone
      Confirmation  (Call  Back)  or  Test  Key.  Additional  paperwork  will be required from insurance Clients using 1031 drawdowns.

      THIS OPTION IS USED FOR  TRANSACTIONS  THAT INCLUDE BUT ARE NOT LIMITED TO
      FOREIGN  EXCHANGE  CONTRACTS,   TIME  DEPOSITS  AND  TRI-PARTY  REPURCHASE
      AGREEMENTS.   IF  THIS  OPTION  IS  SELECTED,   CHOOSE  EITHER   TELEPHONE
      CONFIRMATION OR TEST KEY TO BE USED AS A SECONDARY PROCEDURE WHEN OVER $10
      MILLION.

[XX]  TELEPHONE CONFIRMATION (CALL BACK)
      This  procedure  requires  Clients to designate  individuals as authorized initiators and authorized verifiers.  SSB will verify that the instruction contains the signature of an  authorized  person and prior to execution of the payment order,  will contact  someone other than the originator at the
      Client's location to authenticate the instruction.

      SELECTION OF THIS  ALTERNATIVE IS APPROPRIATE  FOR CLIENTS WHO DO NOT HAVE
      THE  CAPABILITY  TO USE OTHER  SECURITY  PROCEDURES.  PLEASE  COMPLETE THE
      TELEPHONE CONFIRMATION INSTRUCTIONS ATTACHED AS A SCHEDULE HERETO.

[]    TEST KEY
      Test Key  confirmation  will be used to verify  all  non-repetitive  funds transfer  instructions  received via facsimile or phone.  SSB will provide test keys if this option is chosen.  SSB will verify that the  instruction contains the signature of an  authorized  person and prior to execution of the  payment  order,  will  authenticate  the test key  provided  with the corresponding test key at SSB.

      SELECTION OF THIS  ALTERNATIVE IS APPROPRIATE  FOR CLIENTS WHO DO NOT HAVE
      THE CAPABILITY TO USE OTHER SECURITY PROCEDURES.

The  individual  signing  below must be authorized to sign contract on behalf of the  client.  The  execution  of  payment  orders  under the  selected  Security
Procedures is governed by the Funds  Transfer  Operating  Guidelines,  which are incorporated by reference.

CLIENT

By:
    ------------------------------------
    Authorized Signature

JEAN WADE
----------------------------------------
Type or Print Name

CONTROLLER
----------------------------------------
Title

MAY 27, 2005
----------------------------------------
Date

                 SCHEDULE TO FUNDS TRANSFER OPERATING GUIDELINES
                     AND SECURITY PROCEDURES SELECTION FORM

CLIENT/INVESTMENT MANAGER: AMERICAN CENTURY INTERNATIONAL BOND FUND /
                           INFLATION PROTECTION BOND FUND
                           ------------------------------------------
                                  Company Name

ACCOUNT NUMBER(S):         MH73, MH74
                           ------------------------------------------

KEY CONTACT INFORMATION
Whom shall we contact to implement your selection(s)?

CLIENT OPERATIONS CONTACT                     ALTERNATE CONTACT

Name   Wayne McCoach                          Name  Gregg Renner

Address  4500 Main Street                     Address  4500 Main Street

City/State/Zip Code  Kansas City, MO 64111    City/State/Zip Code  Kansas City, MO 64111

Telephone Number  816-340-4694                Telephone Number  816-340-7322

Facsimile Number  816-340-9911                Facsimile Number    816-340-9911

SWIFT Number  CHASUS3MX1

TELEPHONE CONFIRMATION INSTRUCTIONS

Authorized  Initiators (Please Type or Print) - Please provide a listing of your
staff   members  who  are   currently   authorized  to  INITIATE  wire  transfer
instructions:

NAME                      TITLE                               SPECIMEN SIGNATURE

ROBERT LEACH              CONTROLLER
------------              ----------                          ------------------

JEAN WADE                 CONTROLLER
---------                 ----------                          ------------------

WAYNE MCCOACH             CUSTODY OPERATIONS SR. MANAGER
-------------             ------------------------------      ------------------

GREGG RENNER              INVESTMENT ACCOUNTING SR. MANAGER
------------              ---------------------------------   ------------------

TREVOR SMITH              INVESTMENT ACCOUNTING MANAGER
------------              -----------------------------       ------------------

LAURA MURRAY              INVESTMENT ACCOUNTING MANAGER
------------              -----------------------------       ------------------

CHRIS WOODS               INVESTMENT ACCOUNTING MANAGER
-----------               -----------------------------       ------------------

JENNIFER PRYOR            INVESTMENT ACCOUNTING MANAGER
--------------            -----------------------------       ------------------

CINDY NEATH               CUSTODY OPERATIONS, SR.
-----------               -----------------------             ------------------

JENNIFER LUECHTEFELD      CUSTODY OPERATIONS, SR.
--------------------      -----------------------             ------------------

SUSAN CLOUD               CUSTODY OPERATIONS, STAFF
-----------               -------------------------           ------------------

DENNY UMSCHEID            INVESTMENT ACCOUNTING SUPERVISOR
--------------            --------------------------------    ------------------

JEFF MESSMER              INVESTMENT ACCOUNTING STAFF
------------              ---------------------------         ------------------

                                       5

LEIGH DAY                 INVESTMENT ACCOUNTING, STAFF
---------                 ----------------------------        ------------------

NICK SERRAULT             INVESTMENT ACCOUNTING STAFF
-------------             ---------------------------         ------------------

SALVADOR CERVANTES        INVESTMENT ACCOUNTING STAFF
------------------        ---------------------------         ------------------

MAXINE CHRISTENSEN        INVESTMENT ACCOUNTING, SR.
------------------        --------------------------          ------------------

STEFAN GIGLIONE           INVESTMENT ACCOUNTING SUPERVISOR
---------------           --------------------------------    ------------------

DAPHNE DIERKS             INVESTMENT ACCOUNTING SUPERVISOR
-------------             --------------------------------    ------------------

JEFF DOBBIE               INVESTMENT ACCOUNTING, STAFF
-----------               ----------------------------        ------------------

JESSICA GILLISPIE         INVESTMENT ACCOUNTING, STAFF
-----------------         ----------------------------        ------------------

JOSH MERRICK              INVESTMENT ACCOUNTING, STAFF
------------              ----------------------------        ------------------

GREG HAGEDORN             INVESTMENT ACCOUNTING, STAFF
-------------             ----------------------------        ------------------

NIKKY LOTTERING           INVESTMENT ACCOUNTING, STAFF
---------------           ----------------------------        ------------------

ADAM BROWN                INVESTMENT ACCOUNTING, STAFF
----------                ----------------------------        ------------------

LAURA MINCY               INVESTMENT ACCOUNTING, STAFF
-----------               ----------------------------        ------------------

Authorized  Verifiers  (Please Type or Print) - Please provide a listing of your staff  members who will be CALLED BACK to verify the  initiation  of  repetitive wires of $10 million or more and all non-repetitive wire instructions:

NAME                      CALLBACK PHONE NUMBER       DOLLAR LIMITATION (IF ANY)

ROBERT LEACH                 816-340-4413                   NONE
------------                 ------------                   ----

JEAN WADE                    816-340-4504                   NONE
---------                    ------------                   ----

WAYNE MCCOACH                816-340-4694                   NONE
-------------                ------------                   ----

GREGG RENNER                 816-340-7322                   NONE
------------                 ------------                   ----

TREVOR SMITH                 816-340-3292                   NONE
------------                 ------------                   ----

LAURA MURRAY                 816-340-7606                   NONE
------------                 ------------                   ----

CHRIS WOODS                  816-340-4357                   NONE
-----------                  ------------                   ----

JENNIFER PRYOR               816-340-2003                   NONE
--------------               ------------                   ----

CINDY NEATH                  816-340-2935                   NONE
-----------                  ------------                   ----

JENNIFER LUECHTEFELD         816-340-7486                   NONE
--------------------         ------------                   ----

SUSAN CLOUD                  816-340-2145                   NONE
-----------                  ------------                   ----

DENNY UMSCHEID               816-340-4725                   NONE
--------------               ------------                   ----

                                       6

JEFF MESSMER                 816-340-3202                   NONE
------------                 ------------                   ----

LEIGH DAY                    816-340-3377                   NONE
---------                    ------------                   ----

NICK SERRAULT                816-340-3220                   NONE
-------------                ------------                   ----

SALVADOR CERVANTES           816-340-7967                   NONE
------------------           ------------                   ----

MAXINE CHRISTENSEN           816-340-4765                   NONE
------------------           ------------                   ----

STEFAN GIGLIONE              816-340-4720                   NONE
---------------              ------------                   ----

DAPHNE DIERKS                816-340-2223                   NONE
-------------                ------------                   ----

JEFF DOBBIE                  816-340-3266                   NONE
-----------                  ------------                   ----

JESSICA GILLISPIE            816-340-4218                   NONE
-----------------            ------------                   ----

JOSH MERRICK                 816-340-9203                   NONE
------------                 ------------                   ----

GREG HAGEDORN                816-340-2914                   NONE
-------------                ------------                   ----

NIKKY LOTTERING              816-340-2547                   NONE
---------------              ------------                   ----

ADAM BROWN                   816-340-7516                   NONE
----------                   ------------                   ----

LAURA MINCY                  816-340-2132                   NONE
-----------                  ------------                   ----

-----------------------------------------------             --------------------
APPROVAL (FOR STATE STREET USE ONLY)                        DATE

                                       7

[GRAPHIC]

                               PRICE SOURCE AND METHODOLOGY AUTHORIZATION MATRIX
                                         Daily Valuation: Mutual Funds and
                                  Insurance (NAVigator; PAM(R) for Securities)
--------------------------------------------------------------------------------

INSTRUCTIONS:  Please indicate the primary,  secondary and tertiary source to be used by State Street in  calculating  market value of investment  for each legal entity in the Client Relationship  identified below. If the security type is not held (or, in the case of a mutual  fund,  not  allowed by the fund  prospectus), please indicate N/A. NOTE: If an Investment Manager is a Pricing Source,  please specify explicitly.  If the Client has more than one account or portfolio,  each will be priced in accordance with the instructions  given below unless otherwise indicated.  If the  accounting  platform  used  for  the  Client  is the  Global
Horizon(R)  System,  then State Street performs a Data Quality review process as specified in the Sources Status  Pricing Matrix on the NAVigator  Pricing System
which specifies pricing tolerance thresholds, index and price aging details. The
Sources Status Pricing Matrix will be provided for your  information and review.
In the absence of an Instruction to the contrary, State Street shall be entitled to rely on the  Instructions  contained  in this Price  Source  and  Methodology
Authorization  Matrix  for  each  additional  legal  entity  within  the  client relationship to whom State Street provides pricing services from time to time.

--------------------------------------------------------------------------------------------------------------
                                                                                                 PRICING
                                PRIMARY      SECONDARY    TERTIARY    PRICING         DEFAULT    VALUATION
          SECURITY TYPE         SOURCE       SOURCE       SOURCE      LOGIC           LOGIC      POINT
----------------------------- ------------- ------------ ----------- --------------- ----------- -------------
EQUITIES
----------------------------- ------------- ------------ ----------- --------------- ----------- -------------
U. S. Listed Equities          IDC           Reuters      Bloomberg   Last Sale      Mean        Market Close
(NYSE,AMEX)
----------------------------- ------------- ------------ ----------- --------------- ----------- -------------
U.S. OTC Equities (Nasdaq)    IDC           Reuters      Bloomberg   Official Close  Mean/       Market Close
                                                                                      Last Sale
----------------------------- ------------- ------------ ----------- --------------- ----------- -------------
Foreign Equities              IDC           Reuters      Bloomberg   Last Sale       Mean        Market Close
----------------------------- ------------- ------------ ----------- --------------- ----------- -------------
Listed ADR's                  IDC           Reuters      Bloomberg   Last Sale       Mean        Market Close
----------------------------- ------------- ------------ ----------- --------------- ----------- -------------
FIXED INCOME
----------------------------- ------------- ------------ ----------- --------------- ----------- -------------
Municipal Bonds               JJ Kenny      IDC          Bloomberg   Evaluated Mean  Mean of     Market Close
                                                                                      Bid/Ask
----------------------------- ------------- ------------ ----------- --------------- ----------- -------------
US Bonds (Treasuries,         IDC           Reuters      Bloomberg   Evaluated Mean  Mean of     Market Close
 MBS, ABS, Corporates)                                                                Bid/Ask

----------------------------- ------------- ------------ ----------- --------------- ----------- -------------
Eurobonds/Foreign Bonds       IDC           Bloomberg    Reuters     Evaluated Mean  Mean of     Market Close
                                                                                      Bid/Ask
----------------------------- ------------- ------------ ----------- --------------- ----------- -------------
OTHER ASSETS
----------------------------- ------------- ------------ ----------- --------------- ----------- -------------
     Options                  Reuters       Bloomberg                Last Sale       Mean        Market Close
----------------------------- ------------- ------------ ----------- --------------- ----------- -------------
     Futures                  Reuters       Bloomberg                Last Sale       Mean        Market Close
----------------------------- ------------- ------------ ----------- --------------- ----------- -------------
     Non - Listed ADR's       American
                              Century
----------------------------- ------------- ------------ ----------- --------------- ----------- -------------
EXCHANGE RATES
----------------------------- ------------- ------------ ----------- --------------- ----------- -------------
                              Reuters (2:00 Bloomberg                Mean            Mean        CST
----------------------------- ------------- ------------ ----------- --------------- ----------- -------------
FORWARD POINTS
----------------------------- ------------- ------------ ----------- --------------- ----------- -------------
                              Reuters (2:00 Bloomberg                Mean            Mean        CST
----------------------------- ------------- ------------ ----------- --------------- ----------- -------------

CLIENT RELATIONSHIP:
                    ----------------------------------------
      LEGAL ENTITY (IF MORE THAN ONE, PLEASE LIST ON PAGE 2)

AUTHORIZED BY:                            AUTHORIZED OFFICER
              ----------------------------------------------

STATE STREET BANK AND TRUST COMPANY

ACCEPTED:                                    VICE PRESIDENT
         ---------------------------------------------------

EFFECTIVE DATE:
                  --/--/-- (SUPERSEDES PRIOR MATRICES)

                                       8

[GRAPHIC]

                               PRICE SOURCE AND METHODOLOGY AUTHORIZATION MATRIX
                                       Daily Valuation: Mutual Funds and
                                  Insurance (NAVigator; PAM(R) for Securities)
--------------------------------------------------------------------------------
                LIST OF LEGAL ENTITIES IN THE CLIENT RELATIONSHIP
--------------------------------------------------------------------------------
                 LEGAL ENTITY       NAME OF AUTHORIZED   SIGNATURE OF AUTHORIZED
                                    SIGNER IF DIFFERENT  SIGNER IF DIFFERENT
                                    THAN PAGE 1          THAN PAGE 1
----------------------------------- -------------------- -----------------------

AMERICAN CENTURY
 INTERNATIONAL BOND FUND

----------------------------------- -------------------- -----------------------
AMERICAN CENTURY INFLATION
 PROTECTION BOND FUND

----------------------------------- -------------------- -----------------------

----------------------------------- -------------------- -----------------------

----------------------------------- -------------------- -----------------------

----------------------------------- -------------------- -----------------------

----------------------------------- -------------------- -----------------------

--------------------------------------------------------------------------------
                              EXPLANATION OF FIELDS
--------------------------------------------------------------------------------
Client:             Indicate the legal  entity name of the Client.  If there are multiple legal entities for one client relationship,  please list each  Legal  Entity on p. 2. If a single  legal  entity
                    encompasses  multiple  portfolios/accounts/series,   any  of
                    which are to be  priced  differently,  please  so  indicate.
--------------------------------------------------------------------------------
Primary Source:     Indicate  the  primary  source for  prices for the  security type. If an Investment  Manager is a pricing source,  please specify explicitly.
--------------------------------------------------------------------------------
Secondary Source:   Indicate  the  secondary  source for prices for the security type. If an Investment  Manager is a pricing source,  please specify explicitly.
--------------------------------------------------------------------------------
Tertiary Source:    Indicate the tertiary  (3rd level) source for prices for the security type. If an Investment Manager is a pricing source, please specify explicitly.
--------------------------------------------------------------------------------
Pricing Logic:      Indicate  the price type to be  referenced  for the security type: Ask, Bid, Close,  Evaluated Mean, Last Sale, amortized cost, etc.
--------------------------------------------------------------------------------
Pricing Default     Indicate  the price type to be  referenced  for the security
Logic:              type: Ask, Bid, Close,  Evaluated Mean, Last Sale, amortized cost, etc. in the instance where the preferred price type is not available
--------------------------------------------------------------------------------
Valuation Point:    Indicate  time of day:  Market Close,  End of Day,  specific time and time zone.
--------------------------------------------------------------------------------
Authorized By:      Provide  the  signature  of  the  person   authorizing   the
                    completion  of the Price Source  Authorization.  If multiple legal  entities  are  listed  on p. 2,  please  provide  the
                    signature  of  an   authorized   person  in  each  case,  if
                    necessary.
--------------------------------------------------------------------------------
Date:               Indicate  the  date  the  Price  Source   Authorization  was
                    completed
--------------------------------------------------------------------------------

                                       9